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                         FLEXTRONICS INTERNATIONAL LTD.




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                            SERIES A AND SERIES B

                  8 3/4% SENIOR SUBORDINATED NOTES DUE 2007



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                 U.S.$150,000,000 aggregate principal amount





                              -----------------

                                  INDENTURE

                          Dated as of October 15, 1997
                              -----------------



                              -----------------

           State Street Bank and Trust Company of California, N.A.

                              -----------------

                                   Trustee


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                              TABLE OF CONTENTS

                                                                            Page


ARTICLE 1. DEFINITIONS AND INCORPORATION BY REFERENCE........................1

Section 1.01. Definitions....................................................1
Section 1.02. Other Definitions.............................................12
Section 1.03. Incorporation by Reference of Trust Indenture Act.............12
Section 1.04. Rules of Construction.........................................13

ARTICLE 2. THE NOTES........................................................13

Section 2.01. Form and Dating...............................................13
Section 2.02. Execution and Authentication..................................14
Section 2.03. Registrar and Paying Agent....................................14
Section 2.04. Paying Agent to Hold Money in Trust...........................14
Section 2.05. Holder Lists..................................................15
Section 2.06. Transfer and Exchange.........................................15
Section 2.07. Replacement Notes.............................................21
Section 2.08. Outstanding Notes.............................................22
Section 2.09. Treasury Notes................................................22
Section 2.10. Temporary Notes...............................................22
Section 2.11. Cancellation..................................................22
Section 2.12. Defaulted Interest............................................23

ARTICLE 3. REDEMPTION AND PREPAYMENT........................................23

Section 3.01. Notices to Trustee............................................23
Section 3.02. Selection of Notes to Be Redeemed.............................23
Section 3.03. Notice of Redemption..........................................23
Section 3.04. Effect of Notice of Redemption................................24
Section 3.05. Deposit of Redemption Price...................................24
Section 3.06. Notes Redeemed in Part........................................25
Section 3.07. Optional Redemption...........................................25
Section 3.08. Mandatory Redemption..........................................26
Section 3.09. [Intentionally Omitted].......................................26
Section 3.10. Offer to Purchase by Application of Excess Proceeds...........26

ARTICLE 4. COVENANTS........................................................27

Section 4.01. Payment of Notes..............................................27
Section 4.02. Maintenance of Office or Agency...............................29
Section 4.03. Reports.......................................................29
Section 4.04. Compliance Certificate........................................29
Section 4.05. Taxes.........................................................30
Section 4.06. Stay, Extension and Usury Laws................................30
Section 4.07. Restricted Payments...........................................30
Section 4.08. Dividend and Other Payment Restrictions Affecting
              Subsidiaries..................................................32
Section 4.09. Incurrence of debt and Issuance of Preferred Stock............32
Section 4.10. Asset Sales...................................................34
Section 4.11. Transactions with Affiliates..................................35
Section 4.12. Liens.........................................................36
Section 4.13. Corporate Existence...........................................36
Section 4.14. Offer to Repurchase Upon Change of Control....................36
Section 4.15. No Senior Subordinated Debt...................................37

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Section 4.16. Sale and Leaseback Transactions...............................37
Section 4.17. No Payments for Consents......................................37

ARTICLE 5. SUCCESSORS.......................................................37

Section 5.01. Merger, Consolidation, or Sale of Assets......................37
Section 5.02. Successor Corporation Substituted.............................39

ARTICLE 6. DEFAULTS AND REMEDIES............................................39

Section 6.01. Events of Default.............................................39
Section 6.02. Acceleration..................................................41
Section 6.03. Other Remedies................................................41
Section 6.04. Waiver of Past Defaults.......................................41
Section 6.05. Control by Majority...........................................42
Section 6.06. Limitation on Suits...........................................42
Section 6.07. Rights of Holders of Notes to Receive Payment.................42
Section 6.08. Collection Suit by Trustee....................................42
Section 6.09. Trustee May File Proofs of Claim..............................43
Section 6.10. Priorities....................................................43
Section 6.11. Undertaking for Costs.........................................43

ARTICLE 7. TRUSTEE..........................................................44

Section 7.01. Duties of Trustee.............................................44
Section 7.02. Rights of Trustee.............................................45
Section 7.03. Individual Rights of Trustee..................................45
Section 7.04. Trustee's Disclaimer..........................................45
Section 7.05. Notice of Defaults............................................46
Section 7.06. Reports by Trustee to Holders of the Notes....................46
Section 7.07. Compensation and Indemnity....................................46
Section 7.08. Replacement of Trustee........................................47
Section 7.09. Successor Trustee by Merger, etc..............................48
Section 7.10. Eligibility; Disqualification.................................48
Section 7.11. Preferential Collection of Claims Against Company.............48

ARTICLE 8. LEGAL DEFEASANCE AND COVENANT DEFEASANCE.........................48

Section 8.01. Option to Effect Legal Defeasance or Covenant Defeasance......48
Section 8.02. Legal Defeasance and Discharge................................48
Section 8.03. Covenant Defeasance...........................................49
Section 8.04. Conditions to Legal or Covenant Defeasance....................49
Section 8.05. Deposited Money and Government Securities to be Held in Trust;
              Other Miscellaneous Provisions................................50
Section 8.06. Repayment to Company..........................................51
Section 8.07. Reinstatement.................................................51

ARTICLE 9. AMENDMENT, SUPPLEMENT AND WAIVER.................................51

Section 9.01. Without Consent of Holders of Notes...........................51
Section 9.02. With Consent of Holders of Notes..............................52
Section 9.03. Compliance with Trust Indenture Act...........................53
Section 9.04. Revocation and Effect of Consents.............................53
Section 9.05. Notation on or Exchange of Notes..............................54
Section 9.06. Trustee to Sign Amendments, etc...............................54

ARTICLE 10. SUBORDINATION...................................................54

Section 10.01. Agreement to Subordinate.....................................54
Section 10.02. Liquidation; Dissolution; Bankruptcy.........................54

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Section 10.03. Default on Designated Senior Debt............................55
Section 10.04. Acceleration of Notes........................................55
Section 10.05. When Distribution Must Be Paid Over..........................55
Section 10.06. Notice by Company............................................56
Section 10.07. Subrogation..................................................56
Section 10.08. Relative Rights..............................................56
Section 10.09. Subordination May Not Be Impaired by Company.................56
Section 10.10. Distribution or Notice to Representative.....................56
Section 10.11. Rights of Trustee and Paying Agent...........................57
Section 10.12. Authorization to Effect Subordination........................57
Section 10.13. Amendments...................................................57

ARTICLE 11. MISCELLANEOUS...................................................57

Section 11.01. Trust Indenture Act Controls.................................57
Section 11.02. Notices......................................................57
Section 11.03. Communication by Holders of Notes with Other Holders of Notes.....................................................59
Section 11.04. Certificate and Opinion as to Conditions Precedent...........59
Section 11.05. Statements Required in Certificate or Opinion................59
Section 11.06. Rules by Trustee and Agents..................................59
Section 11.07. No Personal Liability of Directors, Officers, Employees and
               Stockholders.................................................59
Section 11.08. Governing Law................................................60
Section 11.09. No Adverse Interpretation of Other Agreements................60
Section 11.10. Successors...................................................60
Section 11.11. Severability.................................................60
Section 11.12. Counterpart Originals........................................60
Section 11.13. Table of Contents, Headings, etc.............................60
Section 11.14. Bermuda Branch; Full Recourse Obligations....................61




                                    EXHIBITS

Exhibit A   FORM OF NOTE

Exhibit B   CERTIFICATE OF TRANSFEROR


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            INDENTURE dated as of October 15, 1997 between Flextronics
International Ltd., a Singapore corporation (the "Company"), and State Street Bank and Trust Company of California, N.A., as trustee (the "Trustee").

            The Company and the Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders of the Company's 8 3/4% Series A Senior Subordinated Notes due 2007 (the "Series A Notes") and 8 3/4% Series B Senior Subordinated Notes due 2007 (the "Series B Notes" and, together with the Series A Notes, the "Notes"):

                                   ARTICLE 1.
                        DEFINITIONS AND INCORPORATION
                                  BY REFERENCE

SECTION 1.01.     DEFINITIONS.

      "Acquired Debt" means, with respect to any specified Person, (i) Debt of any other Person existing at the time such other Person is merged with or into or became a Subsidiary of such specified Person, including, without limitation, Debt incurred in connection with, or in contemplation of, such other Person merging with or into or becoming a Subsidiary of such specified Person, and (ii) Debt secured by a Lien encumbering any asset acquired by such specified Person which, in each case, is not repaid at or within five days following the date of such acquisition.

       "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

      "Agent" means any Registrar, Paying Agent or co-registrar.

      "Asset Sale" means (i) the sale, lease, transfer, conveyance or other disposition of any assets or rights (including, without limitation, by way of a sale and leaseback) other than in the ordinary course of business (provided that the sale, lease, transfer, conveyance or other disposition of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole will be governed by the provisions of Section 4.14 and/or the provisions of Section 5.01 and not by the provisions of Section 4.10), and (ii) the issue or sale by the Company or any of its Subsidiaries of Equity Interests of any of the Company's Subsidiaries, in the case of either clause (i) or (ii), whether in a single transaction or a series of related transactions (a) that have a fair market value in excess of $5.0 million or (b) net proceeds in excess of $5.0 million. Notwithstanding the foregoing: (v) a transfer of assets by the Company to a Subsidiary or by a Subsidiary to the Company or to another Subsidiary, (w) a disposition of goods held for sale in the ordinary course of business or obsolete equipment in the ordinary course of business consistent with past practices of the Company and its Subsidiaries, (x) assets transferred or disposed of in connection with a Receivables Program, (y) an issuance of Equity Interests by a Subsidiary to the Company or to another Subsidiary, and (z) a Restricted Payment or Permitted Investment that is permitted by Section 4.07 will not be deemed to be Asset Sales.

      "Attributable Debt" in respect of a sale and leaseback transaction means, at the time of determination, the present value (discounted at the rate of interest implicit in such transaction, determined in accordance with GAAP) of the obligation of the lessee for net rental payments during the remaining term of the lease included in such sale and leaseback transaction (including any period for which such lease has been extended or may, at the option of the lessor, be extended).

      "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

      "Borrowing Base" means an amount equal to the sum of (i) 85% of the value of accounts receivable (before giving effect to any related reserves) shown on the Company's most recent consolidated balance sheet that are not more than 90 days past due in accordance with GAAP and (ii) 60% of the value of the inventory shown on the Company's consolidated balance sheet in accordance with GAAP.

      "Business Day" means any day other than a Legal Holiday.

      "Capital Lease Obligation" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be required to be capitalized on a balance sheet in accordance with GAAP.

      "Capital Stock" means (i) in the case of a corporation, corporate stock,
(ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited) and
(iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

      "Cash Equivalents" means (i) United States dollars, (ii) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof having maturities of not more than six months from the date of acquisition, (iii) certificates of deposit and eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case with any lender party to the Credit Facility or with any domestic commercial bank having capital and surplus in excess of $500 million and a Keefe Bank Watch Rating of "B" or better, (iv) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (ii) and (iii) above entered into with any financial institution meeting the qualifications specified in clause
(iii) above and (v) commercial paper having the highest rating obtainable from Moodys Investors Service, Inc. or Standard & Poor's Corporation and in each case maturing within six months after the date of acquisition.

      "Change of Control" means the occurrence of any of the following: (i) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole to any "person" (as such term is used in Section 13(d)(3) of the Exchange
Act), (ii) the adoption by the Company of a plan relating to the liquidation or dissolution of the Company, (iii) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as defined above) becomes the "beneficial owner" (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Voting Stock of the Company (measured by voting power rather than number of shares), or (iv) the first day on which a majority of the members of the Board of Directors of the company are not Continuing Directors.

      "Consolidated Cash Flow" means, with respect to any Person for any period, the Consolidated Net Income of such Person for such period plus (i) an amount equal to any extraordinary loss plus any net loss realized in connection with an Asset Sale (to the extent such losses were deducted in computing such Consolidated Net Income), plus (ii) provision for taxes based on income or profits of such Person and its Subsidiaries for such period, to the extent that such provision for taxes was included in computing such Consolidated Net Income, plus (iii) consolidated interest expense of such Person and its Subsidiaries for such period, whether paid or accrued and whether or not capitalized (including, without limitation, amortization of debt issuance costs and original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, imputed interest with respect to Attributable Debt, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings, and net payments (if any) pursuant to Hedging Obligations), to the extent that any such expense was deducted in computing such Consolidated Net Income, plus (iv) depreciation, amortization (including amortization of goodwill and other intangibles but excluding amortization of prepaid cash expenses that were paid in a prior period) and other non-cash expenses (excluding any such non-cash expense to the extent that it represents an accrual of or reserve for cash expenses in any future period or amortization of a prepaid cash expense that was paid in a prior period) of such Person and its Subsidiaries for such period to the extent that such depreciation, amortization and other non-cash expenses were deducted in computing such Consolidated Net Income, minus (v) other non-recurring non-cash items increasing such Consolidated Net Income for such period (which will be added back to Consolidated Cash Flow in any subsequent period to the extent cash is received in respect of such item in such subsequent period), in each case, on a consolidated basis and determined in accordance with GAAP. Notwithstanding the foregoing, the provision for taxes on the income or profits of, and the depreciation and amortization and other non-cash charges of, a Subsidiary of the referent Person shall be added to Consolidated Net Income to compute Consolidated Cash Flow only to the extent that a corresponding amount would be permitted at the date of determination to be dividended to the Company by such Subsidiary without prior governmental approval (that has not been obtained), and without direct or indirect restriction pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to that Subsidiary or its stockholders.

      "Consolidated Net Income" means, with respect to any Person for any period, the aggregate of the Net Income of such Person and its Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided that (i) the Net Income (but not loss) of any Person that is not a Subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid in cash to the referent Person or a Wholly Owned Subsidiary thereof, (ii) the Net Income of any Subsidiary shall be excluded to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that Net Income is not at the date of determination permitted without any prior governmental approval (that has not been obtained) or, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary or its stockholders, (iii) the Net Income of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded and (iv) the cumulative effect of a change in accounting principles shall be excluded.

      "Consolidated Net Worth" means, with respect to any Person as of any date, the sum of (i) the consolidated equity of the ordinary shareholders common stockholders of such Person and its consolidated Subsidiaries as of such date plus (ii) the respective amounts reported on such Person's balance sheet as of such date with respect to any series of preferred stock (other than Disqualified Stock) that by its terms is not entitled to the payment of dividends unless such dividends may be declared and paid only out of net earnings in respect of the year of such declaration and payment, but only to the extent of any cash received by such Person upon issuance of such preferred stock, less (x) all write-ups (other than write-ups resulting from foreign currency translations and write-ups of tangible assets of a going concern business made within 12 months after the acquisition of such business) subsequent to the date of the Indenture in the book value of any asset owned by such Person or a consolidated Subsidiary of such Person, (y) all investments as of such date in unconsolidated Subsidiaries and in Persons that are not Subsidiaries (except, in each case, Permitted Investments), and (z) all unamortized debt discount and expense and unamortized deferred charges as of such date, all of the foregoing determined in accordance with GAAP.

      "Continuing Director" means, as of any date of determination, any member of the Board of Directors of the Company who (i) was a member of such Board of Directors on the date of this Indenture or (ii) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election and who voted with respect to such nomination or election; provided that a majority of the members of the Board voting with respect thereto shall at the time have been Continuing Directors.

      "Credit Facility" means, collectively, the Revolving Credit and Term Loan Agreement dated as of March 27, 1997 by and among the Company, the lending institutions which may from time to time be parties thereto and BankBoston, N.A. (formerly known as The First National Bank of Boston), as lead agent and a lender thereunder, and the Revolving Credit Agreement dated as of March 27, 1997 by and among the Company's United States Subsidiary, the lending institutions which may from time to time be parties thereto and BankBoston, N.A., as agent, and in each case as amended, modified, renewed, refunded, replaced or refinanced from time to time.

      "Credit Facilities" means, with respect to the Company or any Subsidiary, one or more debt facilities (including, without limitation, the Credit Facility) or commercial paper facilities with banks or other institutional lenders providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables) or letters of credit, in each case, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time. Debt under Credit Facilities outstanding on the date on which Notes are first issued and authenticated hereunder shall be deemed to have been incurred on such date in reliance on the exception provided by clause (i) of the definition of Permitted Debt, as defined in Section 4.09.

      "Debt" means, with respect to any Person, and without duplication, any indebtedness of such Person, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof) or banker's acceptances or representing Capital Lease Obligations or the balance deferred and unpaid of the purchase price of any property or representing any Hedging Obligations, except any such balance that constitutes an accrued expense or trade payable, if and to the extent any of the foregoing indebtedness (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, as well as all Debt of others secured by a Lien on any asset of such Person (whether or not such Debt is assumed by such Person) and, to the extent not otherwise included, the Guarantee by such Person of any Debt of any other Person. The amount of any Debt outstanding as of any date shall be (i) the accreted value thereof, in the case of any Debt that does not require current payments of interest, and (ii) the principal amount thereof, together with any interest thereon that is more than 30 days past due, in the case of any other Debt.

      "Default" means any event that is or with the passage of time or the giving of notice or both would be an Event of Default.

      "Definitive Note" means Notes that are in the form of the Notes attached hereto as Exhibit A, that do not include the information called for by footnotes 1 and 2 thereof.

      "Designated Senior Debt" means (i) any Debt under the Credit Facility (and any guarantees thereof) and (ii) any other Senior Debt otherwise designated by the Company (which designation shall have been approved in writing by the Senior Debt Representative, and such approval shall have been delivered to the Trustee, so long as (A) the Credit Facility is in effect and (B) the Company shall not then be a party to a credit facility or similar arrangement (other than the Credit Facility) that provides for loans in an aggregate principal amount that is greater than the aggregate principal amount of loans to the Company that may be made under the Credit Facility and that are not entered into in violation of the Credit Facility) and the Senior Debt Representative, as "Designated Senior Debt" and, in the case of the designation by the Company, certified in an Officer's Certificate delivered to the Trustee; provided that not less than $5.0 million aggregate principal amount is outstanding under Designated Senior Debt at the date of the designation and at the date of determination.

      "Disqualified Stock" means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the Holder thereof, in whole or in part, on or prior to the date that is 91 days after the date on which the Notes mature.

      "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

      "Equity Offering" means the Company's public offering of Ordinary Shares, which closed on October 6, 1997, including the Ordinary Shares issued and sold thereafter by the Company pursuant to the underwriters' over-allotment option in connection therewith.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Exchange Offer" means the offer that may be made by the Company pursuant to the Registration Rights Agreement to exchange Series B Notes for Series A Notes.

      "Existing Debt" means the Debt of the Company and its Subsidiaries (other than Debt under the Credit Facility) in existence on the date of the Indenture, until such amounts are repaid.

      "Fixed Charge Coverage Ratio" means with respect to any Person for any period, the ratio of the Consolidated Cash Flow of such Person for such period to the Fixed Charges of such Person for such period. In the event that the Company or any of its Subsidiaries incurs, assumes, Guarantees or redeems any Debt (other than revolving credit borrowings) or issues preferred stock subsequent to the commencement of the period for which the Fixed Charge Coverage Ratio is being calculated but prior to the date on which the event for which the calculation of the Fixed Charge Coverage Ratio is made (the "Calculation Date"), then the Fixed Charge Coverage Ratio shall be calculated giving pro forma effect to such incurrence, assumption, Guarantee or redemption of Debt, or such issuance or redemption of preferred stock, as if the same had occurred at the beginning of the applicable four-quarter reference period. In addition, for purposes of making the computation referred to above,
(i) acquisitions that have been made by the Company or any of its Subsidiaries, including through mergers or consolidations and including any related financing transactions, during the four-quarter reference period or subsequent to such reference period and on or prior to the Calculation Date shall be deemed to have occurred on the first day of the four-quarter reference period and Consolidated Cash Flow for such reference period shall be calculated without giving effect to clause (iii) of the proviso set forth in the definition of Consolidated Net Income, and (ii) the Consolidated Cash Flow attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of prior to the Calculation Date, shall be excluded, and (iii) the Fixed Charges attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of prior to the Calculation Date, shall be excluded, but only to the extent that the obligations giving rise to such Fixed Charges will not be obligations of the referent Person or any of its Subsidiaries following the Calculation Date.

      "Fixed Charges" means, with respect to any Person for any period, the sum, without duplication, of (i) the consolidated interest expense of such Person and its Subsidiaries for such period, whether paid or accrued (including, without limitation, amortization of debt issuance costs and original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, imputed interest with respect to Attributable Debt, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings, and net payments (if any) pursuant to Hedging Obligations) and (ii) the consolidated interest expense of such Person and its Subsidiaries that was capitalized during such period, and (iii) any interest expense on Debt of another Person that is Guaranteed by such Person or one of its Subsidiaries or secured by a Lien on assets of such Person or one of its Subsidiaries (whether or not such Guarantee or Lien is called upon) and
(iv) the product of (a) all dividend payments, whether or not in cash, on any series of preferred stock of such Person or any of its Subsidiaries, other than dividend payments on Equity Interests payable solely in Equity Interests of the Company, times (b) a fraction, the numerator of which is one and the denominator of which is one minus the then current combined federal, state and local statutory tax rate of such Person, expressed as a decimal, in each case, on a consolidated basis and in accordance with GAAP.

      "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect.

      "Global Note" means a Note that contains the paragraph referred to in footnote 1 and the additional schedule referred to in footnote 2 to the form of Note attached hereto as Exhibit A.

      "Government Securities" means direct obligations of, or obligations guaranteed by, the United States of America for the payment of which guarantee or obligations the full faith and credit of the United States is pledged.

      "Guarantee" means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including, without limitation, letters of credit and reimbursement agreements in respect thereof), of all or any part of any Debt.

      "Hedging Obligations" means, with respect to any Person, the obligations of such Person under (i) currency exchange or interest rate swap agreements, interest rate cap agreements and interest rate collar agreements and (ii) other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

      "Holder" means a Person in whose name a Note is registered.

      "Indenture" means this Indenture, as amended or supplemented from time to time.

      "Initial   Purchasers"   means   BancAmerica   Robertson   Stephens  and
BancBoston Securities Inc.

      "Investments" means, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the forms of direct or indirect loans (including guarantees of Debt or other obligations), advances or capital contributions (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business), purchases or other acquisitions for consideration of Debt, Equity Interests or other securities, together with all items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP. If the Company or any Subsidiary of the Company sells or otherwise disposes of any Equity Interests of any direct or indirect Subsidiary of the Company such that, after giving effect to any such sale or disposition, such Person is no longer a Subsidiary of the Company, the Company shall be deemed to have made an Investment on the date of any such sale or disposition equal to the fair market value of the Equity Interests of such Subsidiary not sold or disposed of in an amount determined as provided in the final paragraph of Section 4.07 hereof.

      "Legal Holiday" means a Saturday, a Sunday or a day on which banking institutions in the City of New York, the city in which the principal corporate trust office of the Trustee is located or at a place of payment are authorized by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

      "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

      "Net Income" means, with respect to any Person, the net income (loss) of such Person, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends, excluding, however, (i) any gain (but not loss), together with any related provision for taxes on such gain (but not loss), realized in connection with (a) any Asset Sale (including, without limitation, dispositions pursuant to sale and leaseback transactions) or (b) the disposition of any securities by such Person or any of its Subsidiaries or the extinguishment of any Debt of such Person or any of its Subsidiaries and (ii) any extraordinary or nonrecurring gain (but not loss), together with any related provision for taxes on such extraordinary or nonrecurring gain (but not loss).

      "Net Proceeds" means the aggregate cash proceeds received by the Company or any of its Subsidiaries in respect of any Asset Sale (including, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received in any Asset Sale), net of (i) the direct costs relating to such Asset Sale (including, without limitation, legal, accounting and investment banking fees, and sales commissions) and any relocation expenses incurred as a result thereof, (ii) taxes paid or payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements), (iii) any reserve for adjustment in respect of the sale price of such asset or assets established in accordance with GAAP, or against any liabilities associated with the Asset Sale, or the assets subject thereto, and retained by the Company or any Subsidiary, and (iv) amounts required to be applied to the repayment of Debt secured by a Lien on the asset or assets that were the subject of such Asset Sale, or to the satisfaction of contractual obligations either existing at the date of the Indenture, or entered into after the date of the Indenture in connection with the payment of deferred purchase price of the properties or assets that were the subject of such Asset Sale.

      "Note Custodian" means the Trustee, as custodian with respect to the Global Notes, or any successor or entity thereto.

      "Obligations" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Debt.

      "Offering" means the offer and sale of the Notes as contemplated by the Offering Memorandum.

      "Offering Memorandum" means the Offering Memorandum, dated October 9, 1997, relating to the Company's offering and placement of the Notes.

      "Officer" means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary, any Vice-President or any Director of such Person.

      "Officers' Certificate" means a certificate signed on behalf of the Company by two Officers of the Company, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of the Company, that meets the requirements of
Section 11.05 hereof.

      "Opinion of Counsel" means an opinion from legal counsel who is reasonably acceptable to the Trustee, that meets the requirements of Section 11.05 hereof. The counsel may be an employee of or counsel to the Company, any Subsidiary of the Company or the Trustee.

      "Pari Passu Debt" shall mean (i) any Debt of the Company that is pari passu in right of payment to the Notes and (ii) with respect to any Guarantee of the Notes, Debt which ranks pari passu in right of payment to such Guaranty.

      "Permitted Investments" means (a) any Investment in the Company or in a Subsidiary of the Company that is engaged in the same or a similar line of business as the Company and its Subsidiaries (or reasonable extensions or expansions thereof); (b) any Investment in Cash Equivalents; (c) any Investment by the Company or any Subsidiary of the Company in a Person, if as a result of such Investment (i) such Person becomes a Subsidiary of the Company that is engaged in the same or a similar line of business as the Company and its Subsidiaries (or reasonable extensions or expansions thereof) or (ii) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Company or a Subsidiary of the Company that is engaged in the same or a similar line of business as the Company and its Subsidiaries (or reasonable extensions or expansions thereof); (d) any Restricted Investment made as a result of the receipt of non-cash consideration from an Asset Sale that was made pursuant to and in compliance with Section 4.10; (e) any acquisition of assets solely in exchange for the issuance of Equity Interests (other than Disqualified Stock) of the Company; (f) Investments made in exchange for accounts receivable arising in the ordinary course of business which have not been collected for 120 days and which are, in the good faith of the Company, substantially impaired, provided that any such investments in excess of $5.0 million shall be approved by the Board of Directors (evidenced by a resolution of the Board of Directors set forth in an officers' certificate delivered to the Trustee), (g) Investments in Permitted Joint Ventures, and Investments in suppliers to the Company and its Subsidiaries, in an aggregate amount when taken together with all other investments pursuant to this clause (g) does not exceed the greater of $10.0 million or 10% of Total Assets at any one time outstanding, (h) other Investments in any Person having an aggregate fair market value (measured on the date each such Investment was made and without giving effect to subsequent changes in value), when taken together with all other Investments made pursuant to this clause (h) that are at the time outstanding, not to exceed $7.5 million. For purposes of calculating the aggregate amount of Permitted Investments permitted to be outstanding at any one time pursuant to clauses (g) and (h) of the preceding sentence, (i) to the extent the consideration for any such Investment consists of Equity Interests (other than Disqualified Stock) of the Company, the value of the Equity Interests so issued will be ignored in determining the amount of such Investment and (ii) the aggregate amount of such Investments made by the Company and its Subsidiaries on or after the date hereof will be decreased (but not below zero) by an amount equal to the lesser of (y) the cash return of capital to the Company or a Subsidiary with respect to such Investment that is sold for cash or otherwise liquidated or repaid for cash (less the cost of disposition, including applicable taxes, if any) and (z) the initial amount of such Investment.

      "Permitted Joint Venture" means any Person which is, directly or indirectly through it subsidiaries or otherwise, engaged principally in the principal business of the Company, or a reasonably related business, and the Capital Stock (or securities convertible into Capital Stock) of which is owned by the Company and one or more Persons other than the Company or any affiliate of the Company.

      "Permitted Junior Securities" means Equity Interests in the Company or debt securities that are subordinated to all Senior Debt (and any debt securities issued in exchange for Senior Debt) to substantially the same extent as, or to a greater extent than, the Notes are subordinated to Senior Debt pursuant to Article 10 hereof.

      "Permitted Refinancing Debt" means any Debt of the Company or any of its Subsidiaries issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund other Debt of the Company or any of its Subsidiaries; provided that: (i) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Debt does not exceed the principal amount of (or accreted value, if applicable), plus accrued interest on, the Debt so extended, refinanced, renewed, replaced, defeased or refunded (plus the amount of reasonable expenses incurred in connection therewith); (ii) such Permitted Refinancing Debt has a final maturity date later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Debt being extended, refinanced, renewed, replaced, defeased or refunded; (iii) if the Debt being extended, refinanced, renewed, replaced, defeased or refunded is subordinated in right of payment to the Notes, such Permitted Refinancing Debt has a final maturity date later than the final maturity date of, and is subordinated in right of payment to, the Notes on terms at least as favorable to the Holders of Notes as those contained in the documentation governing the Debt being extended, refinanced, renewed, replaced, defeased or refunded; and (iv) such Debt is incurred either by the Company or by the Subsidiary who is the obligor on the Debt being extended, refinanced, renewed, replaced, defeased or refunded.

      "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      "Purchase Money Obligations" of a Person means Debt of such Person incurred in connection with the purchase, construction or improvement of property, plant or equipment used in the business of such Person.

      "Receivables Program" means, with respect to any Person, an agreement or other arrangement or program providing for the advance of funds to such Person against the pledge, contribution, sale or other transfer of encumbrances of Receivables Program Assets of such Person or such Person and/or one or more of its Subsidiaries.

      "Receivables Program Assets" mean all of the following property and interests in property, whether now existing or existing in the future or hereafter arising or acquired: (i) accounts, (ii) accounts receivable, general intangibles, instruments, contract rights, documents and chattel paper (including, without limitation, all rights to payment created by or arising from sales of goods, leases of goods, or the rendition of services, no matter how evidenced, whether or not earned by performance), (iii) all unpaid seller's or lessor's rights (including, without limitation, rescission, replevin, reclamation and stoppage in transit) relating to any of the foregoing or arising therefrom, (iv) all rights to any goods or merchandise represented by any of the foregoing (including, without limitation, returned or repossessed goods), (v) all reserves and credit balances with respect to any such accounts receivable or account debtors, (vi) all letters of credit, security or guarantees of any of the foregoing, (vii) all insurance policies or reports relating to any of the foregoing, (viii) all collection or deposit accounts relating to any of the foregoing, (ix) all books and records relating to any of the foregoing, (x) all instruments, contract rights, chattel paper, documents and general intangibles related to any of the foregoing and (xi) all proceeds of any of the foregoing.

      "Receivables Program Debt" means, with respect to any Person, the unreturned portion of the amount funded by the investors under a Receivables Program of such Person.

      "Registration Rights Agreement" means the Registration Rights Agreement, dated as of October 9, 1997, by an among the Company and the Initial Purchasers.

      "Restricted Investment" means an Investment other than a Permitted Investment.

      "SEC" means the Securities and Exchange Commission.

      "Securities Act" means the Securities Act of 1933, as amended.

      "Senior Debt" means (i) all Debt of the Company outstanding under Credit Facilities and all Hedging Obligations with respect thereto, (ii) any other Debt permitted to be incurred by the Company under the terms of the Indenture, unless the instrument under which such Debt is incurred expressly provides that it is on a parity with or subordinated in right of payment to the Notes and (iii) all Obligations with respect to the foregoing. Notwithstanding anything to the contrary in the foregoing, Senior Debt will not include (w) any liability for federal, state, local or other taxes owed or owing by the Company, (x) any Debt of the Company to any of its Subsidiaries or other Affiliates, (y) any trade payables or (z) any Debt that is incurred in violation of this Indenture.

      "Senior Debt Representative" means the "Agent" as such term is defined in the Credit Facility.

      "Significant Subsidiary" means any Subsidiary that would be a "significant subsidiary" as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation is in effect on the date hereof.

      "Stated Maturity" means, with respect to any installment of interest or principal on any series of Debt, the date on which such payment of interest or principal was scheduled to be paid in the original documentation governing such Debt, and shall not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof.

      "Subject Country" shall mean any jurisdiction other than the country of Singapore and the United States of America, or any state thereof or the District of Columbia.

      "Subordinated Debt" means any Debt of the Company which is by its terms subordinated in right of payment to the Notes.

      "Subsidiary" means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof) and (ii) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or of one or more Subsidiaries of such Person (or any combination thereof).

      "Total Assets" means, with respect to any date of determination, the total assets of the Company shown on the Company's consolidated balance sheet in accordance with GAAP on the last day of the fiscal quarter prior to the date of determination.

      "Transfer Restricted Security" means any Note that bears or is required to bear the legend set forth in Section 2.06(g).

      "Voting Stock" of any Person means Capital Stock of such Person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

      "Weighted Average Life to Maturity" means, when applied to any Debt at any date, the number of years obtained by dividing (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment, by (ii) the then outstanding principal amount of such Debt.

      "Wholly Owned Subsidiary" of any Person means a Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person or by one or more Wholly Owned Subsidiaries of such Person and one or more Wholly Owned Subsidiaries of such Person.

SECTION 1.02.     OTHER DEFINITIONS.

      Term                                               Defined in
                                                           Section
"Additional Amounts"...............................         4.01
"Affiliate Transaction"............................         4.11
"Asset Sale Offer".................................         4.10
"Asset Sale Offer Date"............................         4.10
"Asset Sale Offered Price".........................         4.10
"Asset Sale Pari Passu Offer"......................         4.10
"Change in Tax Law"................................         3.07
"Change of Control Offer"..........................         4.14
"Change of Control Payment"........................         4.14
"Change of Control Payment Date" ..................         4.14
"Covenant Defeasance"..............................         8.03
"Custodian"........................................         4.13
"DTC"..............................................         2.03
"Equity Sale"......................................         3.07
"Event of Default".................................         6.01
"Excess Proceeds"..................................         4.10
"Incur"............................................         4.09
"Legal Defeasance".................................         8.02
"Note Amount"......................................         4.10
"Offer Period".....................................         3.10
"Other Jurisdiction"...............................         4.01
"Pari Passu Debt Amount"...........................         4.10
"Paying Agent".....................................         2.03
"Payment Blockage Notice"..........................         10.03
"Payment Default"..................................         6.01
"Permitted Debt"...................................         4.09
"Purchase Date"....................................         3.10
"Registrar"........................................         2.03
"Representative"...................................         10.05
"Restricted Payments"..............................         4.07
"Subject Transaction...............................         5.01
"Successor Corporation"............................         5.01
"Tax Redemption Price".............................         3.07
"Taxes"............................................         4.01


SECTION 1.03.     INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.

            Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

            The following TIA terms used in this Indenture have the following meanings:

            "indenture securities" means the Notes;

            "indenture security Holder" means a Holder of a Note;

            "indenture to be qualified" means this Indenture;

            "indenture trustee" or "institutional trustee" means the Trustee;

            "obligor" on the Notes means the Company and any successor obligor upon the Notes.

            All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings so assigned to them.

SECTION 1.04.     RULES OF CONSTRUCTION.

            Unless the context otherwise requires:

            (1)   a term has the meaning assigned to it;

            (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

            (3)   "or" is not exclusive;

            (4) words in the singular include the plural, and in the plural include the singular;

            (5) provisions apply to successive events and transactions; and

            (6) references to sections of or rules under the Securities Act shall be deemed to include substitute, replacement of successor sections or rules adopted by the SEC from time to time.

                                   ARTICLE 2.
                                  THE NOTES

SECTION 2.01.     FORM AND DATING.

            The Notes and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A hereto, which is part of this Indenture. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Note shall be dated the date of its authentication. The Notes shall be in denominations of $1,000 and integral multiples thereof except in the case of Definitive Notes held by institutional accredited investors, which shall be held in minimum denominations of $100,000.

            The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Indenture and the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

            Each Global Note shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Notes from time to time endorsed thereon and that the aggregate amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Trustee or the Note Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section 2.06 hereof.

SECTION 2.02.     EXECUTION AND AUTHENTICATION.

            Two Officers shall sign the Notes for the Company by manual or facsimile signature.

            If an Officer whose signature is on a Note no longer holds that office at the time a Note is authenticated, the Note shall nevertheless be valid.

            A Note shall not be valid until authenticated by the manual signature of an authorized signatory of the Trustee. The signature shall be conclusive evidence that the Note has been authenticated under this Indenture.

            The Trustee shall, upon a written order of the Company signed by an Officer, authenticate Notes for original issue up to U.S.$150,000,000 aggregate principal amount. The aggregate principal amount of Notes outstanding at any time may not exceed such amount except as provided in Section 2.07 hereof.

            The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Notes. An authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate of the Company.

SECTION 2.03.     REGISTRAR AND PAYING AGENT.

            The Company shall maintain an office or agency where Notes may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where Notes may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Notes and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term "Registrar" includes any co-registrar and the term "Paying Agent" includes any additional paying agent. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company shall notify the Trustee in writing of the name and address of any Agent not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Company or any of its Subsidiaries may act as Paying Agent or Registrar or co-registrar.

            The Company initially appoints The Depository Trust Company ("DTC") to act as Depository with respect to the Global Notes.

            The Company initially appoints the Trustee to act as the Registrar and Paying Agent and to act as Note Custodian with respect to the Global Notes.

SECTION 2.04.     PAYING AGENT TO HOLD MONEY IN TRUST.

            The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal, premium, if any, or interest on the Notes, and will notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company or a Subsidiary) shall have no further liability for the money. If the Company or a Subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent. Upon any bankruptcy or reorganization proceedings relating to the Company, the Trustee shall serve as Paying Agent for the Notes.

SECTION 2.05.     HOLDER LISTS.

            The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders and shall otherwise comply with TIA Section 312(a). If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least seven Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders of Notes and the Company shall otherwise comply with TIA Section 312(a).

SECTION 2.06.     TRANSFER AND EXCHANGE.

      (a) Transfer and Exchange of Definitive Notes. When Definitive Notes are presented by a Holder to the Registrar with a request:

            (x)   to register the transfer of the Definitive Notes; or

            (y) to exchange such Definitive Notes for an equal principal amount of Definitive Notes of other authorized denominations,

the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met; provided, however, that the Definitive Notes presented or surrendered for register of transfer or exchange:

            (i) shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by his attorney, duly authorized in writing; and

            (ii) in the case of a Definitive Note that is a Transfer Restricted Security, such request shall be accompanied by the following additional information and documents, as applicable:

                  (A) if such Transfer Restricted Security is being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification to that effect from such Holder (in substantially the form of Exhibit B hereto); or

                  (B) if such Transfer Restricted Security is being transferred (1) to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act or
                        (2) pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act (and based on an Opinion of Counsel if the Company so requests) or (3) pursuant to an effective registration statement under the Securities Act, a certification to that effect from such Holder (in substantially the form of Exhibit B hereto); or

                  (C) if such Transfer Restricted Note is being transferred to an institutional "accredited investor," within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act pursuant to a private placement exemption from the registration requirements of the Securities Act (and based on an Opinion of Counsel if the Company so requests), a certification to that effect from such Holder (in substantially the form of Exhibit B hereto) and a certification from the applicable transferee; or

                  (D) if such Transfer Restricted Note is being transferred pursuant to an exemption from registration in accordance with Rule 904 under the Securities Act (and based on an Opinion of Counsel if the Company so requests), certifications to that effect from such Holder (in substantially the form of Exhibit B); or

                  (E) if such Transfer Restricted Security is being transferred in reliance on another exemption from the registration requirements of the Securities Act (and based on an Opinion of Counsel if the Company so requests), a certification to that effect from such Holder (in substantially the form of Exhibit B hereto).

      (b) Transfer of a Definitive Note for a Beneficial Interest in a Global Note. A Definitive Note may not be exchanged for a beneficial interest in a Global Note except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Definitive Note, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with:

            (i) if such Definitive Note is a Transfer Restricted Security, a certification from the Holder thereof (in substantially the form of Exhibit B hereto) to the effect that such Definitive
                  Note is being transferred by such Holder to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act; and

            (ii) whether or not such Definitive Note is a Transfer Restricted Security, written instructions from the Holder thereof directing the Trustee to make, or to direct the Note Custodian to make, an endorsement on the Global Note to reflect an increase in the aggregate principal amount of the Notes represented by the Global Note, the Trustee shall cancel such Definitive Note in accordance with Section 2.11 hereof and cause, or direct the Note Custodian to cause, in accordance with the standing instructions and procedures existing between the Depository and the Note Custodian, the aggregate principal amount of Notes represented by the Global Note to be increased accordingly. If no Global Notes are then outstanding, the Company shall issue and, upon receipt of an authentication order in accordance with Section 2.02 hereof, the Trustee shall authenticate a new Global Note in the appropriate principal amount.

      (c) Transfer and Exchange of Global Notes. The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Depository, in accordance with this Indenture and the procedures of the Depository therefor, which shall include restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act.

      (d) Transfer of a Beneficial Interest in a Global Note for a Definitive Note.

            (i) Any Person having a beneficial interest in a Global Note may upon request exchange such beneficial interest for a Definitive Note. Upon receipt by the Trustee of written instructions or such other form of instructions as is customary for the Depository, from the Depository or its nominee on behalf of any Person having a beneficial interest in a Global Note, and, in the case of a Transfer Restricted Security, the following additional information and documents (all of which may be submitted by facsimile):

                  (A) if such beneficial interest is being transferred to the Person designated by the Depository as being the beneficial owner, a certification to that effect from such Person (in substantially the form of Exhibit B hereto); or

                  (B) if such beneficial interest is being transferred (1) to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act or (2) pursuant to an exemption from registration in accordance with Rule 144 or (3) pursuant to an effective registration statement under the Securities Act, a certification to that effect from the transferor (in substantially the form of Exhibit B hereto); or

                  (C) if such beneficial interest is being transferred to an institutional "accredited investor," within the meaning of Rule 501(a)(1), (2), or (3) or (7) under the Securities Act pursuant to a private placement exemption from the registration requirements of the Securities Act (and based on an Opinion of Counsel if the Company so requests), a certification to that effect from such Holder (in substantially the form of Exhibit B hereto) and a certification from the applicable transferee; or

                  (D) if such beneficial interest in being transferred pursuant to an exemption from registration in accordance with Rule 904 under the Securities Act (and based on an Opinion of Counsel if the Company so requests), certifications to that effect from such Holder (in substantially the form of Exhibit B hereto); or

                  (E) if such beneficial interest is being transferred in reliance on another exemption from the registration requirements of the Securities Act (and based on an Opinion of Counsel if the Company so requests), a certification to that effect from the transferor (in substantially the form of Exhibit B hereto).

            The Trustee or the Note Custodian, at the direction of the Trustee, shall, in accordance with the standing instructions and procedures existing between the Depository and the Note Custodian, cause the aggregate principal amount of Global Notes to be reduced accordingly and, following such reduction, the Company shall execute and, upon receipt of an authentication order in accordance with
            Section 2.02 hereof, the Trustee shall authenticate and deliver to the transferee a Definitive Note in the appropriate principal amount.

            (ii) Definitive Notes issued in exchange for a beneficial interest in a Global Note pursuant to this Section 2.06(d) shall be registered in such names and in such authorized denominations as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Definitive Notes to the Persons in whose names such Notes are so registered.

      (e) Restrictions on Transfer and Exchange of Global Notes. Notwithstanding any other provision of this Indenture (other than the provisions set forth in subsection (f) of this Section 2.06), a Global Note may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

      (f) Authentication of Definitive Notes in Absence of Depository. If at any time:

            (i) the Depository for the Notes notifies the Company that the Depository is unwilling or unable to continue as Depository for the Global Notes and a successor Depository for the Global Notes is not appointed by the Company within 90 days after delivery of such notice; or

            (ii) the Company, at its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of Definitive Notes under this Indenture,

then the Company shall execute, and the Trustee shall, upon receipt of an authentication order in accordance with Section 2.02 hereof, authenticate and deliver, Definitive Notes in an aggregate principal amount equal to the principal amount of the Global Notes in exchange for such Global Notes.

      (g)   Legends.

            (i)   Except as permitted by the following paragraphs (ii) and
                  (iii), each Note certificate evidencing Global Notes and Definitive Notes (and all Notes issued in exchange therefor or substitution thereof) shall bear legends in substantially the following form:

                  "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR FOREIGN SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM, EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

                  THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(A) (1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $100,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSES (C), (D),
                  (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN THE CASE OF THE FOREGOING CLAUSE (E), TO REQUIRE THAT A TRANSFER NOTICE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE COMPANY AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.."

            (ii) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a Global Note) pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 under the Securities Act or pursuant to an Opinion of Counsel reasonably satisfactory to the Company and the Registrar that no legend is required:

                  (A) in the case of any Transfer Restricted Security that is a Definitive Note, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Definitive Note that does not bear the first legend set forth in (i) above and rescind any restriction on the transfer of such Transfer Restricted Security; and

                  (B) in the case of any Transfer Restricted Security represented by a Global Note, such Transfer Restricted Security shall not be required to bear the legend set forth in (i) above if all other interests in such Global Note have been or are concurrently being sold or transferred pursuant to Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act, but such Transfer Restricted Security shall continue to be subject to the provisions of Section 2.06(c) hereof; provided, however, that with respect to any request for an exchange of a Transfer Restricted Security that is represented by a Global Note for a Definitive Note that does not bear the legend set forth in (i) above, which request is made in reliance upon Rule 144 under the Securities Act, the Holder thereof shall certify in writing to the Registrar that such request is being made pursuant to Rule 144 (such certification to be substantially in the form of Exhibit B hereto).

            (iii) Notwithstanding the foregoing, upon consummation of the
                  Exchange Offer, the Company shall issue and, upon receipt of an authentication order in accordance with Section 2.02 hereof, the Trustee shall authenticate Series B Notes in exchange for Series A Notes accepted for exchange in the Exchange Offer, which Series B Notes shall not bear the legend set forth in (i) above, and the Registrar shall rescind any restriction on the transfer of such Notes, in each case unless the Holder of such Series A Notes is either (A) a broker-dealer, (B) a Person participating in the distribution of the Series A Notes or (C) a Person who is an affiliate (as defined in Rule 144A) of the Company.

      (h) Cancellation and/or Adjustment of Global Notes. At such time as all beneficial interests in Global Notes have been exchanged for Definitive Notes, redeemed, repurchased or canceled, all Global Notes shall be returned to or retained and canceled by the Trustee in accordance with Section 2.11 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for Definitive Notes, redeemed, repurchased or canceled, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note, by the Trustee or the Notes Custodian, at the direction of the Trustee, to reflect such reduction.

      (i)   General Provisions Relating to Transfers and Exchanges.

            (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Definitive Notes and Global Notes at the Registrar's request.

            (ii) No service charge shall be made to a Holder for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 3.07, 4.10, 4.14 and 9.05 hereof).

            (iii) The Registrar shall not be required to register the transfer of or exchange any Note selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

            (iv) All Definitive Notes and Global Notes issued upon any registration of transfer or exchange of Definitive Notes or Global Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Definitive Notes or Global Notes surrendered upon such registration of transfer or exchange.

            (v) The Company shall not be required:

                  (A) to issue, to register the transfer of or to exchange Notes during a period beginning at the opening of business 15 days before the day of any selection of Notes for redemption under Section 3.02 hereof and ending at the close of business on the day of selection; or

                  (B) to register the transfer of or to exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part; or

                  (C) to register the transfer of or to exchange a Note between a record date and the next succeeding interest payment date.

            (vi) Prior to due presentment for the registration of a transfer of any Note, the Trustee, any Agent and the Company may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Notes, and neither the Trustee, any Agent nor the Company shall be affected by notice to the contrary.

            (vii) The Trustee shall authenticate Definitive Notes and Global
                  Notes in accordance with the provisions of Section 2.02 hereof.

SECTION 2.07.     REPLACEMENT NOTES.

      If any mutilated Note is surrendered to the Trustee, or the Company and the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, the Company shall issue and the Trustee, upon the written order of the Company signed by two Officers of the Company, shall authenticate a replacement Note if the requirements set forth herein are met. If required by the Trustee or the Company, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Trustee and the Company to protect the Company, the Trustee, any Agent and any authenticating agent from any loss that any of them may suffer if a Note is replaced. The Company may charge for its expenses in replacing a Note.

      Every replacement Note is an additional obligation of the Company and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Notes duly issued hereunder.

SECTION 2.08.     OUTSTANDING NOTES.

            The Notes outstanding at any time are all the Notes authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those reductions in the interest in a Global Note effected by the Trustee in accordance with the provisions hereof, and those described in this Section as not outstanding. Except as set forth in Section 2.09 hereof, a Note does not cease to be outstanding because the Company or an Affiliate of the Company holds the Note.

            If a Note is replaced pursuant to Section 2.07 hereof, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser.

            If the principal amount of any Note is considered paid under Section
4.01 hereof, it ceases to be outstanding and interest on it ceases to accrue.

            If the Paying Agent (other than the Company, a Subsidiary or an Affiliate of any thereof) holds, on a redemption date or maturity date, money sufficient to pay Notes payable on that date, then on and after that date such Notes shall be deemed to be no longer outstanding and shall cease to accrue interest.

SECTION 2.09.     TREASURY NOTES.

            In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Company, or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company, shall be considered as though not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes that a Trustee knows are so owned shall be so disregarded.

SECTION 2.10.     TEMPORARY NOTES.

            Until Definitive Notes are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Notes upon a written order of the Company signed by two Officers of the Company. Temporary Notes shall be substantially in the form of Definitive Notes but may have variations that the Company considers appropriate for temporary Notes and as shall be reasonably acceptable to the Trustee. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate Definitive Notes in exchange for temporary Notes.

            Holders of temporary Notes shall be entitled to all of the benefits of this Indenture.

SECTION 2.11.     CANCELLATION.

            The Company at any time may deliver Notes to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall destroy canceled Notes (subject to the record retention requirement of the Exchange
Act). Certification of the destruction of all canceled Notes shall be delivered to the Company. The Company may not issue new Notes to replace Notes that it has paid or that have been delivered to the Trustee for cancellation.

SECTION 2.12.     DEFAULTED INTEREST.

            If the Company defaults in a payment of interest on the Notes, it shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date, in each case at the rate provided in the Notes and in Section 4.01 hereof. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Note and the date of the proposed payment. The Company shall fix or cause to be fixed each such special record date and payment date, provided that no such special record date shall be less than 10 days prior to the related payment date for such defaulted interest. At least 15 days before the special record date, the Company (or, upon the written request of the Company, the Trustee in the name and at the expense of the Company) shall mail or cause to be mailed to Holders a notice that states the special record date, the related payment date and the amount of such interest to be paid.

                                   ARTICLE 3.
                          REDEMPTION AND PREPAYMENT

SECTION 3.01.     NOTICES TO TRUSTEE.

            If the Company elects to redeem Notes pursuant to the optional redemption provisions of Section 3.07 hereof, it shall furnish to the Trustee, at least 30 days but not more than 60 days before a redemption date, an Officers' Certificate setting forth (i) the clause of this Indenture pursuant to which the redemption shall occur, (ii) the redemption date, (iii) the principal amount of Notes to be redeemed and (iv) the redemption price.

SECTION 3.02.     SELECTION OF NOTES TO BE REDEEMED.

            If less than all of the Notes are to be redeemed at any time, the Trustee shall select the Notes to be redeemed among the Holders of the Notes in compliance with the requirements of the principal national securities exchange, if any, on which the Notes are listed or, if the Notes are not so listed, on a pro rata basis, by lot or in accordance with any other method the Trustee considers fair and appropriate. In the event of partial redemption by lot, the particular Notes to be redeemed shall be selected, unless otherwise provided herein, not less than 30 nor more than 60 days prior to the redemption date by the Trustee from the outstanding Notes not previously called for redemption.

            The Trustee shall promptly notify the Company in writing of the Notes selected for redemption and, in the case of any Note selected for partial redemption, the principal amount thereof to be redeemed. Notes and portions of Notes selected shall be in amounts of $1,000 or whole multiples of $1,000 or in the case of Notes held by institutional accredited investors, multiples of $1,000 in excess of $100,000; except that if all of the Notes of a Holder are to be redeemed, the entire outstanding amount of Notes held by such Holder, even if not a multiple of $1,000, shall be redeemed. Except as provided in the preceding sentence, provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption.

SECTION 3.03.     NOTICE OF REDEMPTION.

            At least 30 days but not more than 60 days before a redemption date, the Company shall mail or cause to be mailed, by first class mail, a notice of redemption to each Holder whose Notes are to be redeemed at its registered address.

            The notice shall identify the Notes to be redeemed and shall state:

      (a)   the redemption date;

      (b)   the redemption price;

      (c) if any Note is being redeemed in part, the portion of the principal amount of such Note to be redeemed and that, after the redemption date upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion shall be issued upon cancellation of the original Note;

      (d)   the name and address of the Paying Agent;

      (e) that Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price;

      (f) that, unless the Company defaults in making such redemption payment, interest on Notes called for redemption ceases to accrue on and after the redemption date;

      (g) the paragraph of the Notes and/or Section of this Indenture pursuant to which the Notes called for redemption are being redeemed; and

      (h) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Notes.

            At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at its expense; provided, however, that the Company shall have delivered to the Trustee, at least 45 days prior to the redemption date, an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph.

SECTION 3.04.     EFFECT OF NOTICE OF REDEMPTION.

            Once notice of redemption is mailed in accordance with Section 3.03 hereof, Notes called for redemption become irrevocably due and payable on the redemption date at the redemption price. A notice of redemption may not be conditional.

SECTION 3.05.     DEPOSIT OF REDEMPTION PRICE.

            On or prior to 10:00 am.m on the redemption date, the Company shall deposit with the Trustee or with the Paying Agent money sufficient to pay the redemption price of and accrued and unpaid interest on all Notes to be redeemed on that date. The Trustee or the Paying Agent shall promptly return to the Company any money deposited with the Trustee or the Paying Agent by the Company in excess of the amounts necessary to pay the redemption price of, and accrued and unpaid interest on, all Notes to be redeemed.

            If the Company complies with the provisions of the preceding paragraph, on and after the redemption date, interest shall cease to accrue on the Notes or the portions of Notes called for redemption. If a Note is redeemed on or after an interest record date but on or prior to the related interest payment date, then any accrued and unpaid interest shall be paid to the Person in whose name such Note was registered at the close of business on such record date. If any Note called for redemption shall not be so paid upon surrender for redemption because of the failure of the Company to comply with the preceding paragraph, interest shall be paid on the unpaid principal, from the redemption date until such principal is paid, and to the extent lawful on any interest not paid on such unpaid principal, in each case at the rate provided in the Notes and in Section 4.01 hereof.

SECTION 3.06.     NOTES REDEEMED IN PART.

            Upon surrender of a Note that is redeemed in part, the Company shall issue and, upon the Company's written request, the Trustee shall authenticate for the Holder at the expense of the Company a new Note equal in principal amount to the unredeemed portion of the Note surrendered.

SECTION 3.07.     OPTIONAL REDEMPTION.

      (a) Except as set forth in clause (b) or (c) of this Section 3.07, the Company shall not have the option to redeem the Notes pursuant to this Section
3.07 prior to October 15, 2002. Thereafter, the Company shall have the option to redeem the Notes, in whole or in part, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest thereon, if any, to the applicable redemption date, if redeemed during the twelve-month period beginning on October 15 of the years indicated below:

                  YEAR                                PERCENTAGE

                  2002..........................        104.375%
                  2003..........................        102.917%
                  2004..........................        101.459%
                  2005 and thereafter...........        100.000%

      (b) Notwithstanding the provisions of clause (a) of this Section 3.07, at any time prior to October 15, 2000, the Company may on any one or more occasions redeem up to an aggregate of $52.5 million in aggregate principal amount of the Notes at a redemption price of 108.75% of the principal amount thereof, plus accrued and unpaid interest thereon to the redemption date, with the net cash proceeds of a public or private offering of Ordinary Shares of the Company (other than the Equity Offering) (an "Equity Sale"); provided that at least $97.5 million in aggregate principal amount of Notes remain outstanding immediately after the occurrence of such redemption; and provided, further, that such redemption shall occur within 90 days of the date of the closing of such Equity Sale.

      (c) Notwithstanding the provisions of clause (a) of this Section 3.07, if, as a result of any change in or any amendment to the laws, including any applicable double taxation treaty or convention, of Singapore (or any Other Jurisdiction, as defined in Section 4.01), or of any political subdivision or taxing authority thereof, affecting taxation, or any change in the application or interpretation of such laws, double taxation treaty or convention (a "Change in Tax Law"), which change or amendment becomes effective on or after the original issuance date of the Notes (or such later date on which any assignee of the Company or a successor corporation to the Company becomes such, as permitted by Section 5.01 hereof), it is determined, by the Company or such assignee (which terms, for purposes of the remainder of this clause (c), include any successor thereto) and (i) the Company or its assignee would be required to make payments of Additional Amounts on the next succeeding date for the payment thereof and (ii) the effect of such Change in Tax Law cannot be avoided through any reasonable measures available to the Company, the Company may, at its option, redeem the Notes in whole at any time at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest to the date fixed for redemption (the "Tax Redemption Price").

      (d) Any redemption pursuant to this Section 3.07 shall be made pursuant to the provisions of Sections 3.01 through 3.06 hereof.

SECTION 3.08.     MANDATORY REDEMPTION.

            Except as set forth under Sections 4.10 and 4.14 hereof, the Company shall not be required to make mandatory redemption payments with respect to the Notes.

SECTION 3.09.     [INTENTIONALLY OMITTED]

SECTION 3.10.     OFFER TO PURCHASE BY APPLICATION OF EXCESS PROCEEDS.

            In the event that, pursuant to Section 4.10 hereof, the Company shall be required to commence an Asset Sale Offer, it shall follow the procedures specified below.

            The Asset Sale Offer shall remain open for a period of 20 Business Days following its commencement and no longer, except to the extent that a longer period is required by applicable law (the "Offer Period"). No later than five Business Days after the termination of the Offer Period (the "Purchase Date"), the Company shall purchase the principal amount of Notes required to be purchased pursuant to Section 4.10 hereof, or, if less than the Note Amount has been tendered, all Notes tendered in response to the Asset Sale Offer. Payment for any Notes so purchased shall be made in the same manner as interest payments are made.

            If the Purchase Date is on or after an interest record date and on or before the related interest payment date, any accrued and unpaid interest shall be paid to the Person in whose name a Note is registered at the close of business on such record date, and no additional interest shall be payable to Holders who tender Notes pursuant to the Asset Sale Offer.

            Upon the commencement of an Asset Sale Offer, the Company shall send, by first class mail, a notice to the Trustee and each of the Holders, with a copy to the Depository. The notice shall contain all instructions and materials necessary to enable such Holders to tender Notes pursuant to the Asset Sale Offer. The Asset Sale Offer shall be made to all Holders. The notice, which shall govern the terms of the Asset Sale Offer, shall state:

      (a) that the Asset Sale Offer is being made pursuant to this Section
3.10 and Section 4.10 hereof and the length of time the Asset Sale Offer shall remain open;

      (b) the Note Amount, the purchase price and the Purchase Date;

      (c) that any Note not tendered or accepted for payment shall continue to accrue interest;

      (d) that, unless the Company defaults in making such payment, any Note accepted for payment pursuant to the Asset Sale Offer shall cease to accrue interest after the Purchase Date;

      (e) that Holders electing to have a Note purchased pursuant to any Asset Sale Offer shall be required to surrender the Note, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Note completed, or transfer by book-entry transfer, to the Company, a depository, if appointed by the Company, or a Paying Agent at the address specified in the notice at least three days before the Purchase Date;

      (f) that Holders shall be entitled to withdraw their election if the Company, the depository or the Paying Agent, as the case may be, receives, not later than the expiration of the Offer Period, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Note the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have such Note purchased;

      (g) that, if the aggregate principal amount of Notes surrendered by Holders exceeds the Note Amount, the Company shall select the Notes to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by the Company so that only Notes in denominations of $1,000, or integral multiples thereof, shall be purchased); and

      (h) that Holders whose Notes were purchased only in part shall be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered (or transferred by book-entry transfer).

            On or before the Purchase Date, the Company shall, to the extent lawful, accept for payment, on a pro rata basis to the extent necessary, the Note Amount of Notes or portions thereof tendered pursuant to the Asset Sale Offer, or if less than the Note Amount has been tendered, all Notes tendered, and shall deliver to the Trustee an Officers' Certificate stating that such Notes or portions thereof were accepted for payment by the Company in accordance with the terms of this Section 3.10. The Company, the Depository or the Paying Agent, as the case may be, shall promptly (but in any case not later than five days after the Purchase Date) mail or deliver to each tendering Holder an amount equal to the purchase price of the Notes tendered by such Holder and accepted by the Company for purchase, and the Company shall promptly issue a new Note, and the Trustee, upon written request from the Company shall authenticate and mail or deliver such new Note to such Holder, in a principal amount equal to any unpurchased portion of the Note surrendered. Any Note not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof. The Company shall publicly announce the results of the Asset Sale Offer on the Purchase Date.

            Other than as specifically provided in this Section 3.10, any purchase pursuant to this Section 3.10 shall be made pursuant to the provisions of Sections 3.01 through 3.06 hereof.

                                   ARTICLE 4.
                                  COVENANTS

SECTION 4.01.     PAYMENT OF NOTES.

      (a) The Company shall pay or cause to be paid the principal of, premium, if any, and interest on the Notes on the dates and in the manner provided in the Notes. Principal, premium, if any, and interest shall be considered paid on the date due if the Paying Agent, if other than the Company or a Subsidiary thereof, holds as of 10:00 a.m. Eastern Time on the due date money deposited by the Company in immediately available funds and designated for and sufficient to pay all principal, premium, if any, and interest then due. All references herein to payments of principal of, premium, if any, and interest on the Notes shall be deemed to include any applicable Additional Amounts that may become payable in respect of the Notes pursuant to clause (c) of this Section 4.01.

      (b) The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the rate equal to 1% per annum in excess of the then applicable interest rate on the Notes to the extent lawful; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Liquidated Damages (without regard to any applicable grace period) at the same rate to the extent lawful.

      (c) Any amounts paid, or caused to be paid, by the Company or its assignee (or any successor to the Company or such assignee as permitted under Section 5.01) hereunder will be paid without deduction or withholding for any and all present and future taxes, levies, imposts or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of Singapore (including any political subdivision or taxing authority thereof) or the jurisdiction of incorporation or residence (other than the United States or any political subdivision or taxing authority thereof) of any assignee of the Company or any successor to the Company, or any subsidiary, branch, division or other entity through which the Company may from time to time direct any payments of principal, premium, if any, and interest on the Notes or any political subdivision or taxing authority thereof (an "Other Jurisdiction"), or, if deduction or withholding of any taxes, levies, imposts or other governmental charges ("Taxes") shall at any time be required by Singapore or an Other Jurisdiction, the Company, its assignee or any relevant successor will (subject to timely compliance by the Holders or beneficial owners of the relevant Notes with any relevant administrative requirements) pay or cause to be paid such additional amounts ("Additional Amounts") in respect of principal of, premium, if any, or interest, as may be necessary in order that the net amounts paid to the Holders of the Notes or the Trustee hereunder, as the case may be, after such deduction or withholding, shall equal the respective amounts that the Holder would have received if such Taxes had not been withheld or deducted; provided, however, that the foregoing shall not apply to (i) any present or future Taxes, which would not have been so imposed, assessed, levied or collected but for the fact that the Holder or beneficial owner of the relevant
Note is or has been a domiciliary, national or resident of, engages or has been engaged in business, maintains or has maintained a permanent establishment, or is or has been physically present in Singapore or the Other Jurisdiction, or otherwise has or has had some connection with Singapore or the Other Jurisdiction (other than the holding or ownership of a Note, or the collection of principal of, premium, if any, and interest on, or the enforcement of, a
Note), (ii) any present or future Taxes, which would not have been so imposed, assessed, levied or collected but for the fact that, where presentation is required, the relevant Note was presented more than thirty days after the date such payment became due or was provided for, whichever is later, (iii) any present or future Taxes, which are payable otherwise than by deduction or withholding on or in respect of the relevant Note, (iv) any present or future Taxes, which would not have been so imposed, assessed, levied or collected but for the failure to comply, on a sufficiently timely basis, with any certification, identification or other reporting requirements concerning the nationality, residence, identity or connection with Singapore or the Other jurisdiction or any other relevant jurisdiction of the Holder or beneficial owner of the relevant Note, if such compliance is required by a statute or regulation of Singapore, the Other Jurisdiction or any other relevant jurisdiction, or by a relevant treaty, as a condition to relief or exemption from such taxes, levies, imposts or other governmental charges, (v) any present or future Taxes, (A) which would not have been so imposed, assessed, levied or collected if the beneficial owner of the relevant Note had been the Holder of such Note, or (B) which, if the beneficial owner of such Note had held the Note as the Holder of such Note, would have been excluded pursuant to clauses (i) through (iv) above, or (vi) any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other government charge.

            Notwithstanding the foregoing, nothing herein shall require the Company to pay any Additional Amounts due to any deduction or withholding requirement imposed by any government unit other than Singapore, an Other Jurisdiction or a taxing authority or political subdivision thereof.

SECTION 4.02.     MAINTENANCE OF OFFICE OR AGENCY.

            The Company shall maintain in the Borough of Manhattan, The City of New York, an office or agency (which may be an office of the Trustee or an affiliate of the Trustee, Registrar or co-registrar) where Notes may be surrendered for registration of transfer or for exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.
            The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

            The Company hereby designates the Corporate Trust Office of the Trustee as one such office or agency of the Company in accordance with Section 2.03.

SECTION 4.03.     REPORTS.

      (a) Whether or not required by the rules and regulations of the SEC, so long as any Notes are outstanding, the Company shall furnish to the Trustee and to all Holders of Notes (i) all quarterly and annual financial information that would be required to be contained in a filing with the SEC on Forms 10-Q and 10-K if the Company were required to file such Forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report thereon by the Company's certified independent accountants and (ii) all current reports that would be required to be filed with the SEC on Form 8-K if the Company were required to file such reports. In addition, whether or not required by the rules and regulations of the SEC, the Company shall file a copy of all such information and reports with the SEC for public availability (unless the SEC will not accept such a filing) and shall promptly make such information available to securities analysts and prospective investors upon request. The Company shall at all times comply with TIA Section 314(a).

      (i) For so long as any Notes remain outstanding, the Company shall furnish to the Holders and to securities analysts and prospective purchasers of the Notes designated by the Holders of Notes, promptly upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

SECTION 4.04.     COMPLIANCE CERTIFICATE.

      (a) The Company shall deliver to the Trustee, within 90 days after the end of each fiscal year, an Officers' Certificate stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge the Company has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions of this Indenture (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action the Company is taking or proposes to take with respect thereto) and that to the best of his or her knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest, if any, on the Notes is prohibited or if such event has occurred, a description of the event and what action the Company is taking or proposes to take with respect thereto.

      (b) So long as not contrary to the then current recommendations of the American Institute of Certified Public Accountants, the year-end financial statements delivered pursuant to Section 4.03(a) above shall be accompanied by a written statement of the Company's independent public accountants (who shall be a firm of established national reputation) that in making the examination necessary for certification of such financial statements, nothing has come to their attention that would lead them to believe that the Company has violated any provisions of Section 4.07 or 4.09 hereof or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such violation.

      (c) The Company shall, so long as any of the Notes are outstanding, deliver to the Trustee, forthwith upon any Officer becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

SECTION 4.05.     TAXES.

            The Company shall pay, and shall cause each of its Subsidiaries to pay, prior to delinquency, all material taxes, assessments, and governmental levies except such as are contested in good faith and by appropriate proceedings or where the failure to effect such payment is not adverse in any material respect to the Holders of the Notes.

SECTION 4.06.     STAY, EXTENSION AND USURY LAWS.

            The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law has been enacted.

SECTION 4.07.     RESTRICTED PAYMENTS.

            The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly: (i) declare or pay any dividend or make any other payment or distribution on account of the Company's or any of its Subsidiaries' Equity Interests (including, without limitation, any payment in connection with any merger or consolidation involving the Company) or to the direct or indirect holders of the Company's or any of its Subsidiaries' Equity Interests in their capacity as such (other than dividends or distributions payable in Equity Interests (other than Disqualified Stock) of the Company), except to the extent the entirety of such dividend or distribution is actually paid to the Company or a Subsidiary of the Company (and in the case of a dividend or distribution by any non-Wholly Owned Subsidiary of the Company, to any other holder of Equity Interests of such non-Wholly Owned Subsidiary on a pro rata basis); (ii) purchase, redeem or otherwise acquire or retire for value (including without limitation, in connection with any merger or consolidation involving the Company) any Equity Interests of the Company or any direct or indirect parent of the Company, (iii) make any payment on or with respect to, or purchase, redeem, defease or otherwise acquire or retire for value any Subordinated Debt, except a payment of interest or principal at Stated Maturity; or (iv) make any Restricted Investment (all such payments and other actions set forth in clauses (i) through (iv) above being collectively referred to as "Restricted Payments"), unless, at the time of and after giving effect to such Restricted Payment:

      (a) no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof;

      (b) the Company would, at the time of such Restricted Payment and after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the applicable four-quarter period, have been permitted to incur at least $1.00 of additional Debt under Section 4.09; and

      (c) such Restricted Payment, together with the aggregate amount of all other Restricted Payments made by the Company and its Subsidiaries after the date hereof (excluding Restricted Payments permitted by clause (ii) of the next succeeding paragraph), is less than the sum of (i) 50% of the Consolidated Net Income (or if Consolidated Net Income shall be a loss, minus 100% of such loss) of the Company for the period (taken as one accounting period) from (and including) the fiscal quarter commencing January 1, 1998 to the end of the Company's most recently ended fiscal quarter for which internal financial statements are available at the time of such Restricted Payment (or, if such Consolidated Net Income for such period is a deficit, less 100% of such deficit), plus (ii) 100% of the aggregate net cash proceeds received by the Company from the issue or sale since the date of this Indenture of Equity Interests of the Company (other than the net cash proceeds to be received in the Equity Offering and other than Disqualified Stock) or of Disqualified Stock or debt securities of the Company that have been converted into such Equity Interests (other than Equity Interests (or Disqualified Stock or convertible debt securities) sold to a Subsidiary of the Company and other than Disqualified Stock or convertible debt securities that have been converted into Disqualified Stock).

            The foregoing provisions shall not prohibit (i) the payment of any dividend within 60 days after the date of declaration thereof, if at said date of declaration such payment would have complied with the provisions hereof; (ii) the redemption, repurchase, retirement or other acquisition of any Equity Interests of the Company or any Subsidiary of the Company or any Subordinated Debt, in each case in exchange for, or out of the net proceeds of, the substantially concurrent sale (other than to a Subsidiary of the Company) of other Equity Interests of the Company (other than any Disqualified Stock); provided, however, that the amount of any such net proceeds that are utilized for any redemption, repurchase, retirement or other acquisition shall be excluded from clause (ii) of the preceding paragraph; and (iii) the redemption, repurchase, refinancing or defeasance of Subordinated Debt in exchange for, or with the net cash proceeds from, an incurrence of Permitted Refinancing Debt.

            The amount of all Restricted Payments (other than cash) shall be the fair market value on the date of the Restricted Payment of the asset(s) or securities proposed to be transferred or issued by the Company or such Subsidiary, as the case may be, pursuant to the Restricted Payment. The fair market value of any non-cash Restricted Payment having a fair market value in excess of $5.0 million shall be determined by the Board of Directors whose resolution with respect thereto shall be delivered to the Trustee. Not later than the date of making any Restricted Payment, the Company shall deliver to the Trustee an Officers' Certificate stating that such Restricted Payment is permitted and setting forth the basis upon which the calculations required by this Section 4.07 were computed.

SECTION 4.08.     DIVIDEND AND OTHER PAYMENT RESTRICTIONS AFFECTING
                  SUBSIDIARIES.

            The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Subsidiary to (i)(a) pay dividends or make any other distributions to the Company or any of its Subsidiaries (1) on its Capital Stock or (2) with respect to any other interest or participation in, or measured by, its profits, or (b) pay any indebtedness owed to the Company or any of its Subsidiaries, (ii) make loans or advances to the Company or any of its Subsidiaries or (iii) transfer any of its properties or assets to the Company or any of its Subsidiaries, except for such encumbrances or restrictions existing under or by reason of (a) Existing Debt as in effect on the date hereof, (b) the Credit Facility as in effect as of the date hereof, and any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings thereof, provided that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacement or refinancings are not more restrictive taken as a whole with respect to such dividend and other payment restrictions than those contained in the Credit Facility as in effect on the date hereof (as determined by the Board of Directors of the Company in its reasonable and good faith judgment), (c) the Indenture and the Notes, (d) applicable law, (e) any instrument governing Debt or Capital Stock of a Person acquired by the Company or any of its Subsidiaries as in effect at the time of such acquisition (except to the extent such Debt was incurred in connection with or in contemplation of such acquisition), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired, provided that, in the case of Debt, such Debt was permitted by the terms hereof to be incurred, (f) customary non-assignment provisions in leases and other agreements entered into in the ordinary course of business and consistent with past practices, restricting assignment or restricting transfers of non-cash assets, (g) Purchase Money Obligations for property acquired in the ordinary course of business that impose restrictions of the nature described in clauses (iii) above on the property so acquired, (h) Permitted Refinancing Debt, provided that the restrictions contained in the agreements governing such Permitted Refinancing Debt are not more restrictive taken as a whole than those contained in the agreements governing the Debt being refinanced (as determined by the Board of Directors of the Company in its reasonable and good faith judgment), (i) contracts for the sale of assets, or (j) customary provisions in agreements with respect to Permitted Joint Ventures.

SECTION 4.09.     INCURRENCE OF DEBT AND ISSUANCE OF PREFERRED STOCK.

      The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, "incur") any Debt (including Acquired Debt) and that the Company will not permit any of its Subsidiaries to issue any shares of preferred stock; provided, however, that the Company and any Subsidiary may incur Debt (including Acquired Debt) if the Fixed Charge Coverage Ratio for the Company's and its Subsidiaries' most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date on which such additional Debt is incurred would have been at least 2.0 to 1.0, determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if the additional Debt had been incurred at the beginning of such four-quarter period.

      The provisions of the first paragraph of this Section 4.09 will not apply to the incurrence of any of the following items of Debt (collectively, "Permitted Debt"):

      (i) the incurrence by the Company or any of its Subsidiaries of revolving credit Debt and letters of credit (with letters of credit being deemed to have a principal amount equal to the maximum potential liability of the Company and its Subsidiaries thereunder) under Credit Facilities; provided that the aggregate principal amount of all revolving credit Debt outstanding under all Credit Facilities and incurred pursuant to this clause (i), after giving effect to such incurrence, including all Permitted Refinancing Debt incurred to refund, refinance or replace any other Debt incurred pursuant to this clause
(i), together with all amounts outstanding under clause (ii) below, does not exceed the greater of $125.0 million and the Borrowing Base;

      (ii) the incurrence by the Company or any of its Subsidiaries of Receivables Program Debt in an aggregate amount at any one time outstanding not to exceed, together with the amounts outstanding under clause (i) above, the greater of $125.0 million and the Borrowing Base;

      (iii) the  incurrence  by the Company and its  Subsidiaries  of Existing
Debt;

      (iv) the incurrence by the Company or any of its Subsidiaries of Debt represented by the Notes and permissible Debt under the Credit Facility as in effect on the date hereof;

      (v) the incurrence by the Company or any of its Subsidiaries of Permitted Refinancing Debt in exchange for, or the net proceeds of which are used to refund, refinance or replace, Debt that was permitted pursuant to this
Section 4.09 to be incurred;

      (vi) the incurrence by the Company or any of its Subsidiaries of intercompany Debt between or among the Company and any of its Wholly Owned Subsidiaries; provided, however, that (i) if the Company is the obligor on such Debt, such Debt is expressly subordinated to the prior payment in full in cash of all Obligations with respect to the Notes and (ii)(A) any subsequent issuance or transfer of Equity Interests that results in any such Debt being held by a Person other than the Company or a Wholly Owned Subsidiary and (B) any sale or other transfer of any such Debt to a Person that is not either the Company or a Wholly Owned Subsidiary shall be deemed, in each case, to constitute an incurrence of such Debt by the Company or such Subsidiary, as the case may be;

      (vii) the incurrence by the Company or any of its Subsidiaries of Hedging Obligations that are incurred for the purpose of fixing or hedging interest rate risk with respect to any floating rate Debt that is permitted by the terms of this Indenture to be outstanding or for the purpose of fixing or hedging currency exchange risk with respect to any currency exchanges;

      (viii) Capitalized Lease Obligations and Purchase Money Obligations of the Company and its Subsidiaries not to exceed 7.5% of Total Assets in aggregate principal amount (or accreted value, as applicable) at any time outstanding;

      (ix) Guarantees by the Company or any of its Subsidiaries of Debt of the Company or any Subsidiary permitted to be incurred under another clause of this
Section 4.09;

      (x) Indebtedness of the Company or any Subsidiary in respect of performance bonds, bankers' acceptances, trade letters of credit, surety bonds and guarantees provided by the Company or any Subsidiary in the ordinary course of business, not to exceed at any given time $5.0 million outstanding in the aggregate; and

      (xi) the incurrence by the Company or any of its Subsidiaries of additional Debt in an aggregate principal amount (or accreted value, as applicable) at any time outstanding, including all Permitted Refinancing Debt incurred to refund, refinance or replace any other Debt incurred pursuant to this clause (xi), not to exceed $10.0 million.

            For purposes of determining compliance with this Section 4.09, in the event that an item of Debt meets the criteria of more than one of the categories of Permitted Debt described in clauses (i) through (xi) above or is entitled to be incurred pursuant to the first paragraph of this Section 4.09, the Company shall, in its sole discretion, classify such item of Debt in any manner that complies with this Section 4.09 and such item of Debt will be treated as having been incurred pursuant to only one of such clauses or pursuant to the first paragraph hereof. Accrual of interest, the accretion of accreted value and the payment of interest in the form of additional Debt will not be deemed to be an incurrence of Debt for purposes of this Section 4.09.

SECTION 4.10.     ASSET SALES.

      The Company shall not, and shall not permit any of its Subsidiaries to, consummate an Asset Sale unless (i) the Company (or the Subsidiary, as the case may be) receives consideration at the time of such Asset Sale at least equal to the fair market value (evidenced by a resolution of the Board of Directors set forth in an Officers' Certificate delivered to the Trustee) of the assets or Equity Interests issued or sold or otherwise disposed of and (ii) at least 75% of the consideration therefor received by the Company or such Subsidiary is in the form of cash; provided that the amount of (x) any liabilities (as shown on the Company's or such Subsidiary's most recent balance sheet) of the Company or any Subsidiary (other than contingent liabilities and liabilities that are by their terms subordinated to the Notes or any guarantee thereof) that are assumed by the transferee of any such assets pursuant to a customary novation agreement or other agreement that releases or indemnifies the Company or such Subsidiary from further liability and (y) any securities, notes or other obligations received by the Company or any such Subsidiary from such transferee that are immediately converted by the Company or such Subsidiary into cash (to the extent of the cash received), shall be deemed to be cash for purposes of this provision.

      Within 270 days after the receipt of any Net Proceeds from an Asset Sale, the Company may apply such Net Proceeds at its option, (a) to permanently repay, reduce or secure letters of credit in respect of Senior Debt (and to correspondingly reduce commitments with respect thereto in the case of revolving borrowings), and/or (b) to the acquisition of a controlling interest in another business, the making of a capital expenditure or Permitted Investment or the acquisition of other assets, in each case, for use in the same or a similar line of business as the Company was engaged in on the date of such Asset Sale or reasonable extensions thereof. Pending the final application of any such Net Proceeds, the Company may temporarily reduce indebtedness under the Credit Facility (or any alternative or subsequent revolving credit agreement where borrowings thereunder constitute Senior Debt or Debt of a Subsidiary) or otherwise invest such Net Proceeds in any manner that is not prohibited by the Indenture. Any Net Proceeds from Asset Sales that are not applied or invested as provided in the first sentence of this paragraph will be deemed to constitute "Excess Proceeds."

            When the aggregate amount of Excess Proceeds exceeds $10.0 million, the Company will be required to make an offer (an "Asset Sale Offer") to all Holders of Notes and holders of any other Pari Passu Debt outstanding with provisions requiring the Company to make an offer to purchase or redeem such indebtedness with the proceeds from any Asset Sale as follows: (A) the Company will make an offer to purchase from all holders of the Notes, in accordance with the procedures set forth in

Section 3.10 hereof, the maximum principal amount (expressed as a multiple of $1,000) of Notes that may be purchased out of an amount (the "Note Amount") equal to the product of such Excess Proceeds multiplied by a fraction, the numerator of which is the outstanding principal amount of the Notes, and the denominator of which is the sum of the outstanding principal amount of the Notes and such Pari Passu Debt (subject to proration in the event such amount is less than the aggregate Asset Sale Offered Price (as defined herein) of all Notes tendered), and (B) to the extent required by such Pari Passu Debt to permanently reduce the principal amount of such Pari Passu Debt, the Company will make an offer to purchase or otherwise repurchase or redeem Pari Passu Debt (an "Asset Sale Pari Passu Offer") in an amount (the "Pari Passu Debt Amount") equal to the excess of the Excess Proceeds over the Note Amount; provided that in no event will the Company be required to make an Asset Sale Pari Passu Offer in a Pari Passu Debt Amount exceeding the principal amount of such Pari Passu Debt plus accrued and unpaid interest thereon plus the amount of any premium required to be paid to repurchase such Pari Passu Debt. The offer price for the Notes will be payable in cash in an amount equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to the date (the "Asset Sale Offer Date") such Asset Sale Offer is consummated (the "Asset Sale Offered Price"), in accordance with the procedures set forth herein. To the extent that the aggregate Asset Sale Offered Price of the Notes tendered pursuant to the Asset Sale Offer is less than the Note Amount relating thereto or the aggregate amount of Pari Passu Debt that is purchased in an Asset Sale Pari Passu Offer is less than the Pari Passu Debt Amount, the Company may use any remaining Excess Proceeds for general corporate purposes. If the aggregate principal amount of Notes and Pari Passu Debt surrendered by holders thereof exceeds the amount of Excess Proceeds, the Trustee shall select the Notes to be purchased on a pro rata basis. Upon the completion of the purchase of all the Notes tendered pursuant to an Asset Sale Offer and the completion of a Pari Passu Offer, the amount of Excess Proceeds, if any, shall be reset at zero.

            If the Company becomes obligated to make an Asset Sale Offer pursuant to the immediately preceding paragraph, the Notes and the Pari Passu Debt shall be purchased by the Company, at the option of the holders thereof, in whole or in part in integral multiples of $1,000, on a date that is not earlier than 30 days and not later than 60 days from the date the notice of the Asset Sale Offer is given to holders, or such later date as may be necessary for the Company to comply with the requirements under the Exchange Act.

            The Company shall comply with the applicable tender offer rules, including Rule 14e-1 under the Exchange Act, and any other applicable securities laws or regulations in connection with an Asset Sale Offer.

SECTION 4.11.     TRANSACTIONS WITH AFFILIATES.

            The Company shall not, and shall not permit any of its Subsidiaries to, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate (each of the foregoing, an "Affiliate Transaction"), unless (i) such Affiliate Transaction is on terms that are no less favorable to the Company or the relevant Subsidiary than those that would have been obtained in a comparable transaction by the Company or such Subsidiary with an unrelated Person and (ii) the Company delivers to the Trustee, with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $1.0 million, a resolution of the Board of Directors set forth in an Officers' Certificate certifying that such Affiliate Transaction complies with clause (i) above and that such Affiliate Transaction has been approved by a majority of the disinterested members of the Board of Directors; provided that (w) any employment agreement or compensation arrangement entered into by the Company or any of its Subsidiaries in the ordinary course of business and consistent with the past practice of the Company or such Subsidiary that is not otherwise prohibited by the provisions hereof, (x) transactions between or among the Company and/or its Subsidiaries that are not otherwise prohibited by the provisions hereof, and (y) Restricted Payments and Permitted Investments that are permitted under Section 4.07 hereof, and (z) indemnification of officers and directors, in each case, shall not be deemed Affiliate Transactions.

SECTION 4.12.     LIENS.

            The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly create, incur, assume or suffer to exist any Lien that secures obligations under any Pari Passu Debt or Subordinated Debt on any asset or property of the Company or such Subsidiary, or any income or profits therefrom, or assign or convey any right to receive income therefrom, unless the Notes are equally and ratably secured with the obligations so secured or until such time as such obligations are no longer secured by a Lien.

SECTION 4.13.     CORPORATE EXISTENCE.

            Subject to Article 5 hereof, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect (i) its corporate existence, and the corporate, partnership or other existence of each of its Subsidiaries, in accordance with the respective organizational documents (as the same may be amended from time to time) of the Company or any such Subsidiary and (ii) the rights (charter and statutory), licenses and franchises of the Company and its Subsidiaries; provided, however, that the Company shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any of its Subsidiaries, if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries, taken as a whole, and that the loss thereof is not adverse in any material respect to the Holders of the Notes.

SECTION 4.14.     OFFER TO REPURCHASE UPON CHANGE OF CONTROL.

      (a) Upon the occurrence of a Change of Control, each Holder of Notes shall have the right to require the Company to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of such Holder's Notes pursuant to the offer described below (the "Change of Control Offer") at an offer price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to the date of repurchase (the "Change of Control Payment"). Within 30 days following any Change of Control, the Company will mail a notice to each Holder describing the transaction or transactions that constitute the Change of Control and offering to repurchase Notes on the date specified in such notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the "Change of Control Payment Date"), pursuant to the procedures required by the Indenture and described in such notice. The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control.

       (b) On the Change of Control Payment Date, the Company shall, to the extent lawful, (i) accept for payment all Notes or portions thereof properly tendered pursuant to the Change of Control Offer, (ii) deposit with the Paying Agent an among equal to the Change of Control Payment in respect of all Notes or portions thereof so tendered and (iii) deliver or cause to be delivered to the

Trustee the Notes so accepted together with an Officers' Certificate stating the aggregate principal amount of Notes or portions thereof being purchased by the Company. The Paying Agent shall promptly mail to each Holder of Notes so tendered the Change of Control Payment for such Notes, and the Trustee shall promptly authenticate and mail (or cause to be transferred by book entry) to each Holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any; provided that each such new Note will be in a principal amount of $1,000 or an integral multiple thereof. Prior to complying with the provisions of this Section 4.14, but in any event within 90 days following a Change of Control, the Company shall either repay in full in cash all outstanding Senior Debt or obtain the requisite consents, if any, under all agreements governing outstanding Senior Debt to permit the repurchase of Notes required by this covenant. The Company shall publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

SECTION 4.15.     NO SENIOR SUBORDINATED DEBT.

            Notwithstanding the provisions of Section 4.09 hereof, the Company shall not incur, create, issue, assume, guarantee or otherwise become liable for any Debt that is subordinate or junior in right of payment to any Senior Debt and senior in any respect in right of payment to the Notes.

SECTION 4.16.     SALE AND LEASEBACK TRANSACTIONS.

            The Company shall not, and shall not permit any of its Subsidiaries to, enter into any sale and leaseback transaction; provided that the Company may enter into a sale and leaseback transaction if (i) the Company could have (a) incurred Debt in an amount equal to the Attributable Debt relating to such sale and leaseback transaction pursuant to the Fixed Charge Coverage Ratio test set forth in the first paragraph of Section 4.09 hereof and (b) incurred a Lien to secure such Debt pursuant to Section 4.12 hereof, (ii) the gross cash proceeds of such sale and leaseback transaction are at least equal to the fair market value (as determined in good faith by the Board of Directors and set forth in an Officers' Certificate delivered to the Trustee) of the property that is the subject of such sale and leaseback transaction and (iii) the transfer of assets in such sale and leaseback transaction is permitted by, and the Company applies the proceeds of such transaction in compliance with Section 4.10 hereof.

SECTION 4.17.     NO PAYMENTS FOR CONSENTS.

            Neither the Company nor any of its Subsidiaries shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder of any Notes for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Notes unless such consideration is offered to be paid or is paid to all Holders of the Notes that consent, waive or agree to amend in the time frame set forth in the solicitation of documents relating to such consent, waiver or agreement.

                                   ARTICLE 5.
                                   SUCCESSORS

SECTION 5.01.     MERGER, CONSOLIDATION, OR SALE OF ASSETS.

            (a) The Company shall not consolidate or merge with or into (whether or not the Company is the surviving corporation) or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions (a "Subject Transaction") to, another corporation, Person or entity unless (i) the Company is the surviving corporation or the entity or the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made is a corporation organized or existing under the laws of either (A) the United States, any state thereof, the District of Columbia or Singapore or (B) a Subject Country, in which case the Company will have satisfied its obligations as set forth in clause (b) of this Section 5.01 below; (ii) the entity or Person formed by or surviving any such consolidation or merger (if other than the Company) or the entity or Person to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made assumes all the obligations of the Company under the Notes and this Indenture pursuant to a supplemental indenture in a form reasonably satisfactory to the Trustee, (iii) immediately after such transaction, no Default or Event of Default exists; and
(iv) except in the case of a merger of the Company with or into a Wholly Owned Subsidiary of the Company, the Company or the entity or Person formed by or surviving any such consolidation or merger (if other than the Company), or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made (A) shall have Consolidated Net Worth immediately after the transaction equal to or greater than the Consolidated Net Worth of the Company immediately preceding the transaction and (B) shall, at the time of such transaction and after giving pro forma effect thereto as if such transaction had occurred at the beginning of the applicable four-quarter period, be permitted to incur at least $1.00 of additional Debt pursuant to the Fixed Charge Coverage Ratio test set forth in the first paragraph of Section 4.09 hereof.

            (b) If the surviving or resulting transferee, lessee or successor Person (the "Successor Corporation") in a Subject Transaction is incorporated in a Subject Country, then the Company shall satisfy the conditions specified in paragraphs (A), (B) and (C) below as promptly as practicable but no later than 60 days following the date of such Subject Transaction:

                  (A) The Company shall have delivered to the Trustee a written opinion, in form and substance satisfactory to the Trustee, of independent legal counsel of recognized standing, as to the continued validity, binding effect and enforceability of the Indenture and the Notes and to the further effect that such counsel is not aware of any pending change in, or amendment to, the laws (or any regulations promulgated thereunder) of any Subject Country in which the proposed Successor Corporation is incorporated or maintains its principal place of business or principal executive office, or any taxing authority thereof or therein, affecting taxation, or any pending execution of or amendment to, or any pending change in application of or official position regarding, any treaty or treaties affecting taxation to which any such Subject Country is a party, which, in any such case, would permit the Company to redeem the Notes pursuant to Section 3.07(c) hereof, it being understood that such counsel may, in rendering such opinion, rely, to the extent appropriate, on opinions of independent local counsel of recognized standing and the Company may instead deliver two or more opinions of counsel which together cover all of the foregoing matters;

                  (B) The Company shall have delivered to the Trustee a certificate, in form and substance satisfactory to the Trustee, signed by two executive officers of the Successor Corporation, as to the continued validity, binding effect and enforceability of the Indenture and the Notes; and

                  (C) The Successor Corporation shall, promptly but no later than 60 days following the date of such Subject Transaction, consent to the jurisdiction of the Courts of the State of New York.

            In the event of any Subject Transaction in which the Successor Corporation is organized and existing under the laws of a Subject Country, the Company will indemnify and hold harmless the Holder of each Note from and against any and all present and future taxes, levies, imposts, charges and withholdings (including, without limitation, estate, inheritance, capital gains and other similar taxes), and any and all present and future registration, stamp, issue, documentary or other similar taxes, duties, fees or charges, imposed, assessed, levied or collected by or for the account of any jurisdiction or political subdivision or taxing or other governmental agency or authority thereof or therein on or in respect of the Notes, the Indenture or any other agreement relating to calculations to be performed with respect to the Notes or any amount paid or payable under any of the foregoing which, in any such case, would not have been imposed had such Subject Transaction not occurred.

SECTION 5.02.     SUCCESSOR CORPORATION SUBSTITUTED.

            Upon any consolidation or merger, or any sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the assets of the Company in accordance with Section 5.01 hereof, the successor corporation formed by such consolidation or into or with which the Company is merged or to which such sale, assignment, transfer, lease, conveyance or other disposition is made shall succeed to, and be substituted for (so that from and after the date of such consolidation, merger, sale, lease, conveyance or other disposition, the provisions of this Indenture referring to the "Company" shall refer instead to the successor corporation and not to the Company), and may exercise every right and power of the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein; provided, however, that the predecessor Company shall not be relieved from the obligation to pay the principal of and interest on the Notes except in the case of a sale of all of the Company's assets that meets the requirements of Section 5.01 hereof.

                                   ARTICLE 6.
                            DEFAULTS AND REMEDIES

SECTION 6.01.     EVENTS OF DEFAULT.

            An "Event of Default" occurs if:

      (a) the Company defaults in the payment when due of interest on the Notes (whether or not prohibited by Article 10 hereof) and such default continues for a period of 30 days;

      (b) the Company defaults in the payment when due of the principal of or premium, if any, on the Notes (whether or not prohibited by the provisions
Article 10 hereof) when the same becomes due and payable at maturity, upon redemption (including in connection with an offer to purchase) or otherwise;

      (c) the Company fails to comply with any of the provisions of Section 3.10, 4.07, 4.09, 4.10, 4.14 or 5.01 hereof and such default continues for a period of 30 days after notice from either the Trustee or the Holders of at least 25% in principal amount of the Notes then outstanding;

      (d) the Company fails to observe or perform any other covenant, representation, warranty or other agreement in this Indenture or the Notes for 60 days after notice to the Company by the Trustee or the Holders of at least 25% in principal amount of the Notes then outstanding;

      (e) a default occurs under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Debt for money borrowed by the Company or any of its Subsidiaries (or the payment of which is guaranteed by the Company or any of its Subsidiaries), whether such Debt or guarantee now exists, or is created after the date of this Indenture, which default (i) is caused by a failure to pay principal of or premium, if any, or interest on such Debt prior to the expiration of the grace period provided in such Debt on the date of such default (a "Payment Default") or (ii) results in the acceleration of such Debt prior to its express maturity and, in each case, the principal amount of such Debt, together with the principal amount of any other such Debt the maturity of which has been so accelerated, aggregates $10.0 million or more;

      (f) a final judgment or final judgments for the payment of money are entered by a court or courts of competent jurisdiction against the Company or any of its Subsidiaries and such judgment or judgments remain undischarged for a period (during which execution shall not be effectively stayed) of 60 days, provided that the aggregate of all such undischarged judgments exceeds $10.0 million;

      (g) the Company or any of its Significant Subsidiaries or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary pursuant to or within the meaning of Bankruptcy Law:

            (i)   commences a voluntary case,

            (ii) consents to the entry of an order for relief against it in an involuntary case,

            (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property,

            (iv) makes a general assignment for the benefit of its creditors, or

            (v) generally is not paying its debts as they become due; or

      (h) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

            (i) is for relief against the Company or any of its Significant Subsidiaries or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary in an involuntary case;

            (ii) appoints a Custodian of the Company or any of its Significant Subsidiaries or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary or for all or substantially all of the property of the Company or any of its Significant Subsidiaries or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary; or

            (iii) orders the liquidation of the Company or any of its
                  Significant Subsidiaries or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary;

      and the order or decree remains unstayed and in effect for 60 consecutive days.

SECTION 6.02.     ACCELERATION.

            If any Event of Default (other than an Event of Default specified in clause (g) or (h) of Section 6.01 hereof with respect to the Company, any Significant Subsidiary or any group of Significant Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary) occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately. Upon any such declaration, the Notes shall become due and payable immediately. Notwithstanding the foregoing, if an Event of Default specified in clause (g) or
(h) of Section 6.01 hereof occurs with respect to the Company, any of its Significant Subsidiaries or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary, all outstanding Notes shall be due and payable immediately without further action or notice. The Holders of a majority in aggregate principal amount of the then outstanding Notes by notice to the Trustee may on behalf of all of the Holders rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except nonpayment of principal, interest or premium that has become due solely because of the acceleration) have been cured or waived.

            If an Event of Default occurring by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding payment of the premium that the Company would have had to pay if the Company then had elected to redeem the Notes on October 15, 2002, pursuant to
Section 3.07 hereof, an equivalent premium shall also become and be immediately due and payable to the extent permitted by law upon acceleration of the Notes, anything in this Indenture or in the Notes to the contrary notwithstanding. If an Event of Default occurs prior to October 15, 2002 by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding the prohibition on redemption of the Notes prior to October 15, 2002, then the premium specified in Section 3.07 hereof shall also become and be immediately due and payable to the extent permitted by law upon acceleration of the Notes

SECTION 6.03.     OTHER REMEDIES.

            If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal, premium, if any, and interest on the Notes or to enforce the performance of any provision of the Notes or this Indenture.

            The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder of a Note in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

SECTION 6.04.     WAIVER OF PAST DEFAULTS.

            Holders of not less than a majority in aggregate principal amount of the then outstanding Notes by notice to the Trustee may on behalf of the Holders of all of the Notes waive an existing Default or Event of Default and its consequences hereunder, except a continuing Default or Event of Default in the payment of the principal of, premium, if any, or interest on, the Notes (including in connection with an offer to purchase) (provided, however, that the Holders of a majority in aggregate principal amount of the then outstanding Notes may rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration). Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

SECTION 6.05.     CONTROL BY MAJORITY.

            Holders of a majority in principal amount of the then outstanding Notes may direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture that the Trustee determines may be unduly prejudicial to the rights of other Holders of Notes or that may involve the Trustee in personal liability.

SECTION 6.06.     LIMITATION ON SUITS.

            A Holder of a Note may pursue a remedy with respect to this Indenture or the Notes only if:

      (a) the Holder of a Note gives to the Trustee written notice of a continuing Event of Default;

      (b) the Holders of at least 25% in principal amount of the then outstanding Notes make a written request to the Trustee to pursue the remedy;

      (c) such Holder of a Note or Holders of Notes offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

      (d) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

      (e) during such 60-day period the Holders of a majority in principal amount of the then outstanding Notes do not give the Trustee a direction inconsistent with the request.

A Holder of a Note may not use this Indenture to prejudice the rights of another Holder of a Note or to obtain a preference or priority over another Holder of a Note.

SECTION 6.07.     RIGHTS OF HOLDERS OF NOTES TO RECEIVE PAYMENT.

            Notwithstanding any other provision of this Indenture, the right of any Holder of a Note to receive payment of principal, premium, if any, and interest on the Note, on or after the respective due dates expressed in the Note (including in connection with an offer to purchase), or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

SECTION 6.08.     COLLECTION SUIT BY TRUSTEE.

            If an Event of Default specified in Section 6.01(a) or (b) occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal of, premium, if any, and interest remaining unpaid on the Notes and interest on overdue principal and, to the extent lawful, interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 6.09.     TRUSTEE MAY FILE PROOFS OF CLAIM.

            The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders of the Notes allowed in any judicial proceedings relative to the Company (or any other obligor upon the Notes), its creditors or its property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 7.07 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 6.10.     PRIORITIES.

            If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

            First: to the Trustee, its agents and attorneys for amounts due under Section 7.07 hereof, including payment of all compensation, expense and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection;

            Second:  to  Holders  of Notes for  amounts  due and unpaid on the
Notes for principal, premium, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal, premium and Liquidated Damages, if any and interest, respectively; and

            Third: to the Company or to such party as a court of competent jurisdiction shall direct.

            The Trustee may fix a record date and payment date for any payment to Holders of Notes pursuant to this Section 6.10.

SECTION 6.11.     UNDERTAKING FOR COSTS.

            In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder of a Note pursuant to
Section 6.07 hereof, or a suit by Holders of more than 10% in principal amount of the then outstanding Notes.

                                   ARTICLE 7.
                                   TRUSTEE

SECTION 7.01.     DUTIES OF TRUSTEE.

      (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

      (b) Except during the continuance of an Event of Default:

            (i) the duties of the Trustee shall be determined solely by the express provisions of this Indenture and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

            (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

      (c) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

            (i) this paragraph does not limit the effect of paragraph (b) of this Section;

            (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

            (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05 hereof.

      (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs
(a), (b), and (c) of this Section.

      (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee shall be under no obligation to exercise any of its rights and powers under this Indenture at the request of any Holders, unless such Holder shall have offered to the Trustee security and indemnity satisfactory to it against any loss, liability or expense.

      (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

SECTION 7.02.     RIGHTS OF TRUSTEE.

      (a) The Trustee may conclusively rely upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.
      (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

      (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

      (d) The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within the rights or powers conferred upon it by this Indenture.

      (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

      (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction.

SECTION 7.03.     INDIVIDUAL RIGHTS OF TRUSTEE.

            The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company or any Affiliate of the Company with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the SEC for permission to continue as trustee or resign. Any Agent may do the same with like rights and duties. The Trustee is also subject to Sections 7.10 and 7.11 hereof.

SECTION 7.04.     TRUSTEE'S DISCLAIMER.

            The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Company's use of the proceeds from the Notes or any money paid to the Company or upon the Company's direction under any provision of this Indenture, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it shall not be responsible for any statement or recital herein or any statement in the Notes or any other document in connection with the sale of the Notes or pursuant to this Indenture other than its certificate of authentication.

SECTION 7.05.     NOTICE OF DEFAULTS.

            If a Default or Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to Holders of Notes a notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment of principal of, premium, if any, or interest on any Note, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Holders of the Notes.

SECTION 7.06.     REPORTS BY TRUSTEE TO HOLDERS OF THE NOTES.

            Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, and for so long as Notes remain outstanding, the Trustee shall mail to the Holders of the Notes a brief report dated as of such reporting date that complies with TIA Section 313(a) (but if no event described in TIA Section 313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA Section 313(b)(2). The Trustee shall also transmit by mail all reports as required by TIA Section 313(c).

            A copy of each report at the time of its mailing to the Holders of Notes shall be mailed to the Company and filed with the SEC and each stock exchange on which the Notes are listed in accordance with TIA Section 313(d). The Company shall promptly notify the Trustee when the Notes are listed on any stock exchange.

SECTION 7.07.     COMPENSATION AND INDEMNITY.

            The Company shall pay to the Trustee from time to time reasonable compensation for its acceptance of this Indenture and services hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

            The Company shall indemnify the Trustee against any and all losses, liabilities or expenses incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, including the costs and expenses of enforcing this Indenture against the Company (including this Section 7.07) and defending itself against any claim (whether asserted by the Company or any Holder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its negligence or bad faith. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

            The obligations of the Company under this Section 7.07 shall survive the satisfaction and discharge of this Indenture.

            To secure the Company's payment obligations in this Section, the Trustee shall have a Lien prior to the Notes on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Notes. Such Lien shall survive the satisfaction and discharge of this Indenture.

            When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(g) or (h) hereof occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any Bankruptcy Law.

            The Trustee shall comply with the provisions of TIA Section 313(b)(2) to the extent applicable.

SECTION 7.08.     REPLACEMENT OF TRUSTEE.

            A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

            The Trustee may resign in writing at any time and be discharged from the trust hereby created by so notifying the Company. The Holders of Notes of a majority in principal amount of the then outstanding Notes may remove the Trustee by so notifying the Trustee and the Company in writing.
The Company may remove the Trustee if:

      (a) the Trustee fails to comply with Section 7.10 hereof;

      (b) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

      (c) a Custodian or public officer takes charge of the Trustee or its property; or

      (d) the Trustee becomes incapable of acting.

            If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then outstanding Notes may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

            If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company, or the Holders of Notes of at least 10% in principal amount of the then outstanding Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            If the Trustee, after written request by any Holder of a Note who has been a Holder of a Note for at least six months, fails to comply with
Section 7.10, such Holder of a Note may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

            A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this

Indenture. The successor Trustee shall mail a notice of its succession to Holders of the Notes. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, provided all sums owing to the Trustee hereunder have been paid and subject to the Lien provided for in Section
7.07 hereof. Notwithstanding replacement of the Trustee pursuant to this Section 7.08, the Company's obligations under Section 7.07 hereof shall continue for the benefit of the retiring Trustee.

SECTION 7.09.     SUCCESSOR TRUSTEE BY MERGER, ETC.

            If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

SECTION 7.10.     ELIGIBILITY; DISQUALIFICATION.

            There shall at all times be a Trustee hereunder that is a Person organized and doing business under the laws of the United States of America or of any state thereof that is authorized under such laws to exercise corporate trustee power, that is subject to supervision or examination by federal or state authorities and that has a combined capital and surplus of at least $100 million (or if such Person is a member of a bank holding system, its bank holding company shall have a combined capital and surplus of at least $100 million) as set forth in its most recent published annual report of condition.

            This Indenture shall always have a Trustee who satisfies the requirements of TIA Section 310(a)(1), (2) and (5). The Trustee is subject to TIA Section 310(b).

SECTION 7.11.     PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

            The Trustee is subject to TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

                                   ARTICLE 8.
                    LEGAL DEFEASANCE AND COVENANT DEFEASANCE

SECTION 8.01.     OPTION TO EFFECT LEGAL DEFEASANCE OR COVENANT
                  DEFEASANCE.

            The Company may, at the option of its Board of Directors evidenced by a resolution set forth in an Officers' Certificate, at any time, elect to have either Section 8.02 or 8.03 hereof be applied to all outstanding Notes upon compliance with the conditions set forth below in this Article 8.

SECTION 8.02.     LEGAL DEFEASANCE AND DISCHARGE.

            Upon the Company's exercise under Section 8.01 hereof of the option applicable to this Section 8.02, the Company shall, subject to the satisfaction of the conditions set forth in Section 8.04 hereof, be deemed to have been discharged from its obligations with respect to all outstanding Notes on the date the conditions set forth below are satisfied (hereinafter, "Legal Defeasance"). For this purpose, Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire Debt represented by the outstanding Notes, which shall thereafter be deemed to be "outstanding" only for the purposes of Section 8.05 hereof and the other Sections of this Indenture referred to in (a) and (b) below, and to have satisfied all its other obligations under such Notes and this Indenture (and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following provisions which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of outstanding Notes to receive solely from the trust fund described in Section 8.04 hereof, and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest on such Notes when such payments are due, (b) the Company's obligations with respect to such Notes under Article 2 and Section 4.02 hereof, (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder and the Company's obligations in connection therewith and (d) this Article 8. Subject to compliance with this Article 8, the Company may exercise its option under this Section 8.02 notwithstanding the prior exercise of its option under Section 8.03 hereof.

SECTION 8.03.     COVENANT DEFEASANCE.

            Upon the Company's exercise under Section 8.01 hereof of the option applicable to this Section 8.03, the Company shall, subject to the satisfaction of the conditions set forth in Section 8.04 hereof, be released from its obligations under the covenants contained in Sections 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14, 4.15 and 4.16 hereof with respect to the outstanding Notes on and after the date the conditions set forth below are satisfied (hereinafter, "Covenant Defeasance"), and the Notes shall thereafter be deemed not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder (it being understood that such Notes shall not be deemed outstanding for accounting purposes). For this purpose, Covenant Defeasance means that, with respect to the outstanding Notes, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.01 hereof, but, except as specified above, the remainder of this Indenture and such Notes shall be unaffected thereby. In addition, upon the Company's exercise under Section 8.01 hereof of the option applicable to this Section 8.03 hereof, subject to the satisfaction of the conditions set forth in Section 8.04 hereof, Sections 6.01(d) through 6.01(f) hereof shall not constitute Events of Default.

SECTION 8.04.     CONDITIONS TO LEGAL OR COVENANT DEFEASANCE.

            The following shall be the conditions to the application of either
Section 8.02 or 8.03 hereof to the outstanding Notes:

            In order to exercise either Legal Defeasance or Covenant Defeasance:

      (a) the Company must irrevocably deposit with the Trustee, in trust, for the benefit of the Holders, cash in United States dollars, non-callable Government Securities, or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium, if any, and interest on the outstanding Notes on the stated date for payment thereof or on the applicable redemption date, as the case may be, and the Company shall specify whether the Notes are being defeased to maturity or to a particular redemption date;

      (b) in the case of an election under Section 8.02 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the

Holders of the outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

      (c) in the case of an election under Section 8.03 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that the Holders of the outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

      (d) no Default or Event of Default shall have occurred and be continuing on the date of such deposit (other than a Default or Event of Default resulting from the incurrence of Debt all or a portion of the proceeds of which will be used to defease the Notes pursuant to this Article 8 concurrently with such incurrence) or insofar as Sections 6.01(g) or 6.01(h) hereof is concerned, at any time in the period ending on the 91st day after the date of deposit;

      (e) such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any material agreement or instrument (other than this Indenture) to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound;

      (f) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that on and after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally insofar as the same may relate to the Company;

      (g) the Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders over any other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding any other creditors of the Company; and

      (h) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for or relating to the Legal Defeasance or the Covenant Defeasance have been complied with.

SECTION 8.05. DEPOSITED MONEY AND GOVERNMENT SECURITIES TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS.

            Subject to Section 8.06 hereof, all money and non-callable Government Securities (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 8.05, the "Trustee") pursuant to Section 8.04 hereof in respect of the outstanding Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as Paying Agent) as the Trustee may determine, to the Holders of such Notes of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

            The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or non-callable Government Securities deposited pursuant to Section 8.04 hereof or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Notes.

            Anything in this Article 8 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon the request of the Company any money or non-callable Government Securities held by it as provided in Section 8.04 hereof which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 8.04(a) hereof), are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

SECTION 8.06.     REPAYMENT TO COMPANY.

            Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Note and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall be paid to the Company on its request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as a secured creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 8.07.     REINSTATEMENT.

            If the Trustee or Paying Agent is unable to apply any United States dollars or non-callable Government Securities in accordance with Section 8.02 or
8.03 hereof, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to
Section 8.02 or 8.03 hereof until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 8.02 or 8.03 hereof, as the case may be; provided, however, that, if the Company makes any payment of principal of, premium, if any, or interest on any Note following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money held by the Trustee or Paying Agent.

                                   ARTICLE 9.
                        AMENDMENT, SUPPLEMENT AND WAIVER

SECTION 9.01.     WITHOUT CONSENT OF HOLDERS OF NOTES.

            Notwithstanding Section 9.02 of this Indenture, the Company and the Trustee may amend or supplement this Indenture or the Notes without the consent of any Holder of a Note:

      (a) to cure any ambiguity, defect or inconsistency;

      (b) to provide for uncertificated Notes in addition to or in place of certificated Notes;

      (c) to provide for the assumption of the Company's obligations to the Holders of the Notes in the case of a merger or consolidation pursuant to
Article 5 hereof;

      (d) to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect the legal rights hereunder of any Holder of the Note; or

      (e) to comply with requirements of the SEC in order to effect or maintain the qualification of this Indenture under the TIA.

            Upon the request of the Company accompanied by a resolution of its Board of Directors authorizing the execution of any such amended or supplemental Indenture, and upon receipt by the Trustee of the documents described in Section
7.02 hereof, the Trustee shall join with the Company in the execution of any amended or supplemental Indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into such amended or supplemental Indenture that affects its own rights, duties or immunities under this Indenture or otherwise.

SECTION 9.02.     WITH CONSENT OF HOLDERS OF NOTES.

            Except as provided below in this Section 9.02, the Company and the Trustee may amend or supplement this Indenture and the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding (including, without limitation, consents obtained in connection with a purchase of, or a tender offer or exchange offer for, the Notes), and, subject to Sections 6.04 and 6.07 hereof, any existing Default or Event of Default (other than a Default or Event of Default in the payment of the principal of, premium, if any, or interest on the Notes, except a payment default resulting from an acceleration that has been rescinded) or compliance with any provision of this Indenture or the Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes (including consents obtained in connection with a tender offer or exchange offer for the Notes).

            Upon the request of the Company accompanied by a resolution of its Board of Directors authorizing the execution of any such amended or supplemental Indenture, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Holders of Notes as aforesaid, and upon receipt by the Trustee of the documents described in Section 7.02 hereof, the Trustee shall join with the Company in the execution of such amended or supplemental Indenture unless such amended or supplemental Indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such amended or supplemental Indenture.

            It shall not be necessary for the consent of the Holders of Notes under this Section 9.02 to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

            After an amendment, supplement or waiver under this Section becomes effective, the Company shall mail to the Holders of Notes affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, however, in any way impair or affect the validity of any such amended or supplemental Indenture or waiver. Subject to Sections 6.04 and 6.07 hereof, the Holders of a majority in aggregate principal amount of the Notes then outstanding may waive compliance in a particular instance by the Company with any provision of this Indenture or the Notes. However, without the consent of each Holder affected, an amendment supplement or waiver may not (with respect to any Notes held by a non-consenting Holder):

      (a) reduce the principal amount of Notes whose Holders must consent to an amendment, supplement or waiver;

      (b) reduce the principal of or change the fixed maturity of any Note or alter or waive any of the provisions with respect to the redemption of the Notes except with respect to Section 4.14 hereof;

      (c) reduce the rate of or change the time for payment of interest, including default interest, on any Note;

      (d) waive a Default or Event of Default in the payment of principal of or premium, if any, or interest on the Notes (except a rescission of acceleration of the Notes by the Holders of at least a majority in aggregate principal amount of the then outstanding Notes and a waiver of the payment default that resulted from such acceleration);

      (e) make any Note payable in money other than that stated in the Notes;

      (f) make any change in the provisions of this Indenture relating to waivers of past Defaults or the rights of Holders of Notes to receive payments of principal of, premium, if any, or interest on the Notes; or

       (g) make any change in Section 6.04 or 6.07 hereof or in the foregoing amendment and waiver provisions.

            In addition, any amendment or supplement to the provisions of
Article 10 of this Indenture will require the consent of the Holders of at least 75% in aggregate principal amount of the Notes then outstanding if such amendment or supplement would adversely affect the rights of the Holders.

SECTION 9.03.     COMPLIANCE WITH TRUST INDENTURE ACT.

            Every amendment or supplement to this Indenture or the Notes shall be set forth in a amended or supplemental Indenture that complies with the TIA as then in effect.

SECTION 9.04.     REVOCATION AND EFFECT OF CONSENTS.

            Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Note is a continuing consent by the Holder of a Note and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. However, any such Holder of a Note or subsequent Holder of a Note may revoke the consent as to its Note if the Trustee receives written notice of revocation before the date the waiver, supplement or amendment becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Holder.

SECTION 9.05.     NOTATION ON OR EXCHANGE OF NOTES.

            The Trustee may place an appropriate notation about an amendment, supplement or waiver on any Note thereafter authenticated. The Company in exchange for all Notes may issue and the Trustee shall authenticate new Notes that reflect the amendment, supplement or waiver.

            Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment, supplement or waiver.

SECTION 9.06.     TRUSTEE TO SIGN AMENDMENTS, ETC.

            The Trustee shall sign any amended or supplemental Indenture authorized pursuant to this Article 9 if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. The Company may not sign an amendment or supplemental Indenture until the Board of Directors approves it. In executing any amended or supplemental indenture, the Trustee shall be entitled to receive and (subject to Section 7.01) shall be fully protected in relying upon, an Officer's Certificate and an Opinion of Counsel stating that the execution of such amended or supplemental indenture is authorized or permitted by this Indenture.

                                 ARTICLE 10.
                                SUBORDINATION

SECTION 10.01.    AGREEMENT TO SUBORDINATE.

                  The Company agrees for itself and its successors, and each Holder by accepting a Note agrees, that the Debt evidenced by the Note is subordinated in right of payment, to the extent and in the manner provided in this Article 10, to the prior payment in full in cash of all Senior Debt (whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed), and that the subordination is for the benefit of the holders of Senior Debt.

SECTION 10.02.    LIQUIDATION; DISSOLUTION; BANKRUPTCY.

                  Upon any distribution to creditors of the Company in a liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property, in an assignment for the benefit of creditors or any marshaling of the Company's assets and liabilities:

      (a) holders of Senior Debt shall be entitled to receive payment in full in cash, of all Obligations due in respect of such Senior Debt (including interest after the commencement of any such proceeding at the rate specified in the applicable Senior Debt) before Holders shall be entitled to receive any payment with respect to the Notes (except that Holders may receive (i) Permitted Junior Securities and (ii) payments and other distributions made from any defeasance trust created pursuant to Section 8.02 or 8.03 hereof); and

      (b) until all Obligations with respect to Senior Debt are paid in full in cash, any distribution to which Holders would be entitled but for this
Article 10 shall be made to holders of Senior Debt (except that Holders may receive (i) Permitted Junior Securities and (ii) payments and other distributions made from any defeasance trust created pursuant to Section 8.02 or
8.03 hereof), as their interests may appear.

SECTION 10.03.    DEFAULT ON DESIGNATED SENIOR DEBT.

      (a) The Company may not make any payment or distribution to the Trustee or any Holder upon or in respect of the Notes (other than (x) Permitted Junior Securities and (y) payments and other distributions made from any defeasance trust created pursuant to Section 8.02 or 8.03 hereof) or to repurchase or redeem any of the Notes (including, without limitation, repurchases of Notes at the option of a Holder upon a Change of Control) if: (i) a default in the payment of the principal of, premium, if any, or interest on Designated Senior Debt occurs and is continuing beyond any applicable period of grace or (ii) any other default occurs and is continuing with respect to Designated Senior Debt that permits holders of the Designated Senior Debt as to which such default relates to accelerate its maturity and, in the case of clause (ii), the Trustee receives a notice of such default (a "Payment Blockage Notice") from the Senior Debt Representative of any Designated Senior Debt. Payments on the Notes may and shall be resumed (x) in the case of a payment default, upon the date on which such default is cured or waived and (y) in the case of a nonpayment default, the earlier of (a) the date on which such nonpayment default is cured or waived, (b) 179 days after the date on which the applicable Payment Blockage Notice is received, (c) the date such Designated Senior Debt shall have been discharged or paid in full in cash or (d) the date such Payment Blockage Period shall have been terminated by written notice to the Company or the Trustee from the Senior Debt Representative of Designated Senior Debt initiating such Payment Blockage Period, after which, in the case of clauses (a), (b), (c) and (d), the Company shall resume making any and all required payments in respect of the Notes, including any payments not made to the Holders of the Notes during the Payment Blockage Period due to the foregoing prohibitions, unless the provisions described in clause (i) are then applicable. No new period of payment blockage may be commenced unless and until 360 days have elapsed since the effectiveness of the immediately prior Payment Blockage Notice. No nonpayment default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee shall be, or be made, the basis for a subsequent Payment Blockage Notice unless such default shall have been cured or waived for a period of not less than 90 days.

SECTION 10.04.    ACCELERATION OF NOTES.

      If payment of the Notes is accelerated because of an Event of Default, the Company shall promptly notify holders of Senior Debt of the acceleration.

SECTION 10.05.    WHEN DISTRIBUTION MUST BE PAID OVER.

      (a) In the event that the Trustee or any Holder receives any payment or distribution of assets of the Company of any Obligations with respect to the Notes at a time when the Trustee or such Holder, as applicable, has actual knowledge that such payment is prohibited by Section 10.03 hereof, such payment or distribution shall be received and held by the Trustee or such Holder in trust for the benefit of, and shall be paid forthwith over and delivered, upon written request, to, the holders of Senior Indebtedness as their interests may appear or their representative (the "Representative") under the indenture or other agreement (if any) pursuant to which Senior Debt may have been issued, as their respective interests may appear, in cash for application to the payment in cash of all principal of, premium, if any, or interest on Senior Debt remaining unpaid to the extent necessary to pay such amounts in full in cash in accordance with their terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt.

      (b) With respect to the holders of Senior Debt, the Trustee undertakes to perform only such obligations on the part of the Trustee as are specifically set forth in this Article 10, and no implied covenants or obligations with respect to the holders of Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt, and shall not be liable to any such holders if the Trustee shall pay over or distribute to or on behalf of Holders or the Company or any other Person money or assets to which any holders of Senior Debt shall be entitled by virtue of this Article 10, except if such payment is made as a result of the willful misconduct or gross negligence of the Trustee.

SECTION 10.06.    NOTICE BY COMPANY.

      The Company shall promptly notify the Trustee and the Paying Agent of any facts known to the Company that would cause a payment of any Obligations with respect to the Notes to violate this Article, but failure to give such notice shall not affect the subordination of the Notes to the Senior Debt as provided in this Article.

SECTION 10.07.    SUBROGATION.

      After all Senior Debt is paid in full in cash and until the Notes are paid in full, Holders shall be subrogated (equally and ratably with all other Debt pari passu with the Notes) to the rights of holders of Senior Debt to receive distributions applicable to Senior Debt to the extent that distributions otherwise payable to the Holders have been applied to the payment of Senior Debt. A distribution made under this Article to holders of Senior Debt that otherwise would have been made to Holders is not, as between the Company and Holders, a payment by the Company on the Notes.

SECTION 10.08.    RELATIVE RIGHTS.

      (a) This Article defines the relative rights of Holders and holders of Senior Debt. Nothing in this Indenture shall: (i) impair, as between the Company and Holders, the obligation of the Company, which is absolute and unconditional, to pay principal of and interest on the Notes in accordance with their terms;
(ii) affect the relative rights of Holders and creditors of the Company other than their rights in relation to holders of Senior Debt; or (iii) prevent the Trustee or any Holder from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders and owners of Senior Debt to receive distributions and payments otherwise payable to Holders.

      (b) If the Company fails because of this Article to pay principal of or interest on a Note on the due date, the failure is still a Default or Event of Default.

SECTION 10.09.    SUBORDINATION MAY NOT BE IMPAIRED BY COMPANY.

      No right of any holder of Senior Debt to enforce the subordination of the Debt evidenced by the Notes shall be impaired by any act or failure to act by the Company or any Holder or by the failure of the Company or any Holder to comply with this Indenture.

SECTION 10.10.    DISTRIBUTION OR NOTICE TO REPRESENTATIVE.

      Whenever a distribution is to be made or a notice given to holders of Senior Debt, the distribution may be made and the notice given to their Representative.

      Upon any payment or distribution of assets of the Company referred to in this Article 10, the Trustee and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of such Representative or of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the Holders for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Debt and other Debt of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 10.

SECTION 10.11.    RIGHTS OF TRUSTEE AND PAYING AGENT

      Notwithstanding the provisions of this Article 10 or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment or distribution by the Trustee, and the Trustee and the Paying Agent may continue to make payments on the Notes, unless the Trustee shall have received at its Corporate Trust Office at least five Business Days prior to the date of such payment written notice of facts that would cause the payment of any Obligations with respect to the Notes to violate this Article. Only the Company or a Representative may give the notice. Nothing in this Article 10 shall impair the claims of, or payments to, the Trustee under or pursuant to Section 7.07 hereof.

      The Trustee in its individual or any other capacity may hold Senior Debt with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

SECTION 10.12.    AUTHORIZATION TO EFFECT SUBORDINATION.

      Each Holder of a Note by the Holder's acceptance thereof authorizes and directs the Trustee on the Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this
Article 10, and appoints the Trustee to act as the Holder's attorney-in-fact for any and all such purposes. If the Trustee does not file a proper proof of claim or proof of debt in the form required in any proceeding referred to in Section
6.09 hereof at least 30 days before the expiration of the time to file such claim, the Holders are hereby authorized to file an appropriate claim.

SECTION 10.13.    AMENDMENTS.

      The provisions of this Article 10 shall not be amended or modified in a manner adverse to holders of Senior Debt without the written consent of the holders of all Senior Debt (in accordance with the provisions thereof).

                                 ARTICLE 11.
                                MISCELLANEOUS

SECTION 11.01.    TRUST INDENTURE ACT CONTROLS.

            If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by TIA Section 318(c), the imposed duties shall control.

SECTION 11.02.    NOTICES.

            Any notice or communication by the Company or the Trustee to the others is duly given if in writing and delivered in Person or mailed by first class mail (registered or certified, return receipt requested), telex, telecopier or overnight air courier guaranteeing next day delivery, to the others' address:

            If to the Company:

            Flextronics International Ltd.
            2090 Fortune Drive
            San Jose, California 95131
            United States of America
            Telecopier No.:(408) 428-4371
            Attention: Robert Dykes

            With a copy to:

            Fenwick & West LLP
            Two Palo Alto Square, Suite 800
            Palo Alto, California 94306
            Telecopier No.: (415) 857-0361
            Attention: Gordon Davidson

            If to the Trustee:

            State Street Bank and Trust Company of California
            725 S. Figueroa Street, Suite 3100
            Los Angeles, California 90017
            Telecopier No.: (213) 362-7357
            Attention: Corporate Trust Department

            The Company or the Trustee, by notice to the others, may designate additional or different addresses for subsequent notices or communications.

            All notices and communications (other than those sent to Holders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

            Any notice or communication to a Holder shall be mailed by first class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery to its address shown on the register kept by the Registrar. Any notice or communication shall also be so mailed to any Person described in TIA ss. 313(c), to the extent required by the TIA. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

            If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

            If the Company mails a notice or communication to Holders, it shall mail a copy to the Trustee and each Agent at the same time.

SECTION 11.03.    COMMUNICATION BY HOLDERS OF NOTES WITH OTHER HOLDERS
                  OF NOTES.

            Holders may communicate pursuant to TIA Section 312(b) with other Holders with respect to their rights under this Indenture or the Notes. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

SECTION 11.04.    CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

            Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

      (a) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 11.05 hereof) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been satisfied; and

      (b) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 11.05 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been satisfied.

SECTION 11.05.    STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

            Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA Section 314(a)(4)) shall comply with the provisions of TIA Section 314(e) and shall include:

      (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

      (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

      (c) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

      (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been satisfied.

SECTION 11.06.    RULES BY TRUSTEE AND AGENTS.

            The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

SECTION 11.07.    NO PERSONAL LIABILITY OF DIRECTORS, OFFICERS,
                  EMPLOYEES AND STOCKHOLDERS.

            No past, present or future director, officer, employee, incorporator or stockholder of the Company, as such, shall have any liability for any obligations of the Company under the Notes, this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation.

Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

SECTION 11.08.    GOVERNING LAW.

            THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS INDENTURE AND THE NOTES, WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF. THE COMPANY AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS INDENTURE OR THE NOTES MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE CORPORATION SERVICE COMPANY, THE COMPANY'S AGENT FOR SERVICE OF PROCESS. THE COMPANY HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

SECTION 11.09.    NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

            This Indenture may not be used to interpret any other indenture, loan or debt agreement of the Company or its Subsidiaries or of any other Person. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 11.10.    SUCCESSORS.

            All agreements of the Company in this Indenture and the Notes shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

SECTION 11.11.    SEVERABILITY.

            In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 11.12.    COUNTERPART ORIGINALS.

            The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

SECTION 11.13.    TABLE OF CONTENTS, HEADINGS, ETC.

            The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

SECTION 11.14.    BERMUDA BRANCH; FULL RECOURSE OBLIGATIONS

            Notwithstanding anything to the contrary contained herein, all payments of principal and interest by the Company with respect to the Notes will be made by the Company through its Bermuda branch, provided, however, that notwithstanding the foregoing, the Company acknowledges that its

Obligations hereunder are full recourse to Flextronics International Ltd. and are in no manner limited to any extent to any branch thereof and shall in no manner impair the Trustee's ability to collect any Obligation from the Company.



            [Signatures on following page]

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed and attested, all as of the day and year first above written.



                                     FLEXTRONICS INTERNATIONAL LTD.


                                    By: /s/ Michael E. Marks
                                        ---------------------------------
                                        Name: Michael E. Marks
                                        Title: Chairman of the Board and
                                               Chief Executive Officer

Attest:


/s/ Robert R.B. Dykes
-----------------------------
Name: Robert R.B. Dykes
Title: Senior Vice President of
       Finance and Administration


                                     STATE STREET BANK AND TRUST COMPANY OF
                                     CALIFORNIA, N.A.


                                          as Trustee


                                    By: _______________________________________
                                        Name:
                                        Title:

==============================================================================


                                  EXHIBIT A
                                 (Face of Note)

              8 3/4% Senior Subordinated Note Due 2007, Series A

No.                                                            U.S.$__________

                         FLEXTRONICS INTERNATIONAL LTD.

promises to pay to

or registered assigns,

the principal sum of

Dollars on October 15, 2007.

Interest Payment Dates:  April 15, and October 15

Record Dates:  April 1, and October 1

                                    Dated: _________ ___, ____

                                    FLEXTRONICS INTERNATIONAL LTD.

                                    By: ___________________________________
                                        Name:
                                        Title:

                                    Attest: _______________________________
                                        Name:
                                        Title:

This is one of the Global
Notes referred to in the
within-mentioned Indenture:

State Street Bank and Trust Company of California, as Trustee

By: ________________________________

==============================================================================

                                 (Back of Note)

                    8 3/4% Senior Subordinated Note Due 2007

            Unless and until it is exchanged in whole or in part for Notes in definitive form, this Note may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository. Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as may be requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as may be requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

            THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR FOREIGN SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM, EACH PURCHASER OF THIS
      NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

            THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(A) (1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $100,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE

      REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSES (C), (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN THE CASE OF THE FOREGOING CLAUSE (E), TO REQUIRE THAT A TRANSFER NOTICE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE COMPANY AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

            Capitalized terms used herein shall have the meanings assigned to them in the Indenture (as defined in paragraph 4 below) referred to below unless otherwise indicated.

     1. INTEREST. Flextronics International Ltd., a Singapore company (the "Company"), promises to pay interest on the principal amount of this Note at 8 3/4% per annum from October 15, 1997 until maturity. The Company will pay interest semi-annually in arrears on April 15 and October 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date"). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be April 15, 1998. The Company shall pay interest (including post-petition interest in any proceeding under any bankruptcy law) on overdue principal and premium, if any, from time to time on demand at a rate that is 1% per annum in excess of the rate then in effect; it shall pay interest (including post-petition interest in any proceeding under any bankruptcy law) on overdue installments of interest (without regard to any applicable grace periods from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     2. METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the April 1 or October 1 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium and interest at the office or agency of the Company maintained for such purpose within or without The City and State of New York, or, at the option of the Company, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest and premium on, all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Company or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     3. PAYING AGENT AND REGISTRAR. Initially, State Street Bank and Trust Company of California, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

     4. INDENTURE. The Company issued the Notes pursuant to an Indenture dated as of October 15, 1997 ("Indenture") between the Company and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended

(15 U.S. Code Section 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms.

     5. OPTIONAL REDEMPTION.

     (a) Except as set forth in clause (b) or (c) of this paragraph 5, the Company shall not have the option to redeem the Notes pursuant to this paragraph 5 prior to October 15, 2002. Thereafter, the Company shall have the option to redeem the Notes, in whole or in part, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest thereon, if any, to the applicable redemption date, if redeemed during the twelve-month period beginning on October 15 of the years indicated below:

                  YEAR                                PERCENTAGE

                  2002..........................         104.375%
                  2003..........................         102.917%
                  2004..........................         101.459%
                  2005 and thereafter...........         100.000%

     (b) Notwithstanding the provisions of clause (a) of this paragraph 5, at any time prior to October 15, 2000, the Company may on any one or more occasions redeem up to an aggregate of $52.5 million in aggregate principal amount of the Notes at a redemption price of 108.75% of the principal amount thereof, plus accrued and unpaid interest thereon to the redemption date, with the net cash proceeds of a public or private offering of Ordinary Shares of the Company (other than the Equity Offering) (an "Equity Sale"); provided that at least $97.5 million in aggregate principal amount of Notes remain outstanding immediately after the occurrence of such redemption; and provided, further, that such redemption shall occur within 90 days of the date of the closing of such Equity Sale.

     (c) Notwithstanding the provisions of clause (a) of this paragraph 5, if, as a result of any change in or any amendment to the laws, including any applicable double taxation treaty or convention, of Singapore (or any Other Jurisdiction, as defined in Section 4.01 of the Indenture), or of any political subdivision or taxing authority thereof, affecting taxation, or any change in the application or interpretation of such laws, double taxation treaty or convention (a "Change in Tax Law"), which change or amendment becomes effective on or after the original issuance date of the Notes (or, in certain circumstances, such later date on which any assignee of the Company or a successor corporation to the Company becomes such as permitted by Section 5.01 of the Indenture), it is determined, by the Company or such assignee (which terms, for purposes of the remainder of this clause (c), include any successor thereto) that (i) the Company or its assignee would be required to make payments of Additional Amounts on the next succeeding date for the payment thereof and
(ii) the effect of such Change in Tax Law cannot be avoided through any reasonable measures available to the Company, the Company may, at its option, redeem the Notes in whole at any time at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest to the date fixed for redemption (the "Tax Redemption Price").

     6.   MANDATORY REDEMPTION.

      Except as set forth in paragraph 7 below, the Company shall not be required to make mandatory redemption payments with respect to the Notes.

     7.   REPURCHASE AT OPTION OF HOLDER.

     (a) Upon the occurrence of a Change of Control, each Holder of Notes will have the right to require the Company to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of such Holder's Notes pursuant to the offer described below (the "Change of Control Offer") at an offer price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to the date of repurchase (the "Change of Control Offer"). Within 30 days following any Change of Control, the Company will mail a notice to each Holder describing the transaction or transactions that constitute the Change of Control and offering to repurchase Notes on the date specified in such notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the "Change of Control Payment Date"), pursuant to the procedures required by the Indenture and described in such notice.

     (b) When the aggregate amount of Excess Proceeds exceeds $10.0 million, the Company will be required to make an offer (an "Asset Sale Offer") to all Holders of Notes and holders of any other Pari Passu Debt outstanding with provisions requiring the Company to make an offer to purchase or redeem such indebtedness with the proceeds from any Asset Sale as follows: (A) the Company will make an offer to purchase from all holders of the Notes, in accordance with the procedures set forth in Section 4.10 of the Indenture, the maximum principal amount (expressed as a multiple of $1,000) of Notes that may be purchased out of an amount (the "Note Amount") equal to the product of such Excess Proceeds multiplied by a fraction, the numerator of which is the outstanding principal amount of the Notes, and the denominator of which is the sum of the outstanding principal amount of the Notes and such Pari Passu Debt (subject to proration in the event such amount is less than the aggregate Asset Sale Offered Price (as defined herein) of all Notes tendered), and (B) to the extent required by such Pari Passu Debt to permanently reduce the principal amount of such Pari Passu Debt, the Company will make an offer to purchase or otherwise repurchase or redeem Pari Passu Debt (an "Asset Sale Pari Passu Offer") in an amount (the "Pari Passu Debt Amount") equal to the excess of the Excess Proceeds over the Note Amount; provided that in no event will the Company be required to make an Asset Sale Pari Passu Offer in a Pari Passu Debt Amount exceeding the principal amount of such Pari Passu Debt plus accrued and unpaid interest thereon to the date of such repurchase plus the amount of any premium required to be paid to repurchase such Pari Passu Debt. The offer price for the Notes will be payable in cash in an amount equal to 100% of the principal amount of the Notes plus accrued and unpaid interest, if any, to the date (the "Asset Sale Offer Date") such Asset Sale Offer is consummated (the "Asset Sale Offered Price"), in accordance with the procedures set forth in the Indenture. To the extent that the aggregate Asset Sale Offered Price of the Notes tendered pursuant to the Asset Sale Offer is less than the Note Amount relating thereto or the aggregate amount of Pari Passu Debt that is purchased in an Asset Sale Pari Passu Offer is less than the Pari Passu Debt Amount, the Company may use any remaining Excess Proceeds for general corporate purposes. If the aggregate principal amount of Notes and Pari Passu Debt surrendered by holders thereof exceeds the amount of Excess Proceeds, the Trustee shall select the Notes to be purchased on a pro rata basis. Upon the completion of the purchase of all the Notes tendered pursuant to an Asset Sale Offer and the completion of a Pari Passu Offer, the amount of Excess Proceeds, if any, shall be reset at zero.

     (c) If the Company becomes obligated to make an Asset Sale Offer pursuant to the immediately preceding paragraph, the Notes and the Pari Passu Debt shall be purchased by the Company, at the option of the holders thereof, in whole or in part in integral multiples of $1,000, on a date that is not earlier than 30 days and not later than 60 days from the date the notice of the Asset Sale Offer is given to holders, or such later date as may be necessary for the Company to comply with the requirements under the Exchange Act.

      8.   NOTICE OF REDEMPTION. Notice of redemption will be mailed at least
30 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address. Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed. On and after the redemption date interest ceases to accrue on Notes or portions thereof called for redemption.

      9. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, it need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

      10. PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

      11. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Notes, and any existing default or compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes). Without the consent of any Holder of a Note, the Indenture or the Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Company's obligations to Holders of the Notes in case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect the legal rights under the Indenture of any such Holder, or to comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act.

      12. DEFAULTS AND REMEDIES. Events of Default include: (i) default for 30 days in the payment when due of interest on the Notes (whether or not prohibited by the subordination provisions of the Indenture); (ii) default in payment when due of principal of or premium, if any, on the Notes when the same becomes due and payable at maturity, upon redemption (including in connection with an offer to purchase) or otherwise (whether or not prohibited by the subordination provisions of the Indenture), (iii) failure by the Company to comply with
Section 3.10, 4.07, 4.09, 4.10, 4.14 or 5.01 of the Indenture, which failure remains uncured for 30 days after notice from either the Trustee or the Holders of at least 25% in principal amount of the Notes then outstanding; (iv) failure by the Company for 60 days after notice to the Company by the Trustee or the Holders of at least 25% in principal amount of the Notes then outstanding to comply with certain other agreements in the Indenture or the Notes; (v) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Debt for money borrowed by the Company or any of its Subsidiaries (or the payment of which is guaranteed by the Company or any of its Subsidiaries) whether such Debt or guarantee now exists, or is created after the date of the Indenture, which default (a) is caused by a failure to pay principal of or premium, if any, or interest on such Debt prior to the expiration of the grace period provided in such Debt, on the date of such default (a "Payment Default") or (b) results in the acceleration of such Debt prior to its express maturity and, in each case, the principal amount of any such Debt, together with the principal amount of any other such Debt or the maturity of which has been so accelerated, aggregates $10.0 million or more;
(vi) failure by the Company or any of its Subsidiaries to pay final judgments aggregating in excess of $10.0 million, which judgments are not paid, discharged or stayed for a period of 60 days; and (vi) certain events of bankruptcy or insolvency with respect to the Company or any of its Significant Subsidiaries. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency with respect to the Company, any Significant Subsidiary or any group of Subsidiaries that, taken together, would constitute a Significant Subsidiary, all outstanding Notes will become due and payable without further action or notice. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest on, or the principal of, the Notes. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

      13. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

      14. NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator or stockholder, of the Company, as such, shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

      15. AUTHENTICATION. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent and the manual or facsimile signature of two officers of the Company.

      16. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

      17. ADDITIONAL RIGHTS OF HOLDERS OF TRANSFER RESTRICTED SECURITIES. In addition to the rights provided to Holders of Notes under the Indenture, Holders of Transferred Restricted Securities shall have all the rights set forth in the Registration Rights Agreement dated as of October 9, 1997, between the Company and the parties named on the signature pages thereof (the "Registration Rights Agreement").

      18. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

            The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

                  Flextronics International Ltd.
                  2090 Fortune Drive
                  San Jose, California 95131
                  United States of America
                  Attention:  Chief Financial Officer

                               ASSIGNMENT FORM

            To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to

_______________________________________________________________________________
                (Insert assignee's soc. sec. or tax I.D. no.)

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
            (Print or type assignee's name, address and zip code)

and irrevocably appoint _______________________________________________________
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

_______________________________________________________________________________

Date:___________________________

                                 Your Signature: ______________________________
                                                (Sign exactly as your name
                                                appears on the face of this
                                                Note)


Signature Guarantee.

                       OPTION OF HOLDER TO ELECT PURCHASE

            If you want to elect to have this Note purchased by the Company pursuant to Section 4.10 or 4.14 of the Indenture, check the box below:

            [ ] Section 4.10                  [ ] Section 4.14

            If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.10 or Section 4.14 of the Indenture, state the amount you elect to have purchased: $___________

Date: _________________________     Your Signature: ___________________________
                                                   (Sign exactly as your name
                                                    appears on the Note)

                                    Tax Identification No.: ___________________

Signature Guarantee.

                    SCHEDULE OF EXCHANGES OF DEFINITIVE NOTE

The following exchanges of a part of this Global Note for Definitive Notes have been made:

                                                  Principal
                  Amount of       Amount of       Amount of       Signature of
                 decrease in     increase in     this Global      authorized
                  Principal       Principal     Note following     officer of
                 Amount of       Amount of          such          Trustee or
Date of         this Global     this Global     decrease (or        Note
Exchange            Note            Note          increase)       Custodian
--------            ----            ----          ---------       ---------

==============================================================================


                                  EXHIBIT B

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF TRANSFER OF NOTES

Re:  8 3/4% Senior Subordinated Notes Due 2007 of Flextronics International
Ltd.

            This Certificate relates to $_____ principal amount of Notes held in
* ________ book-entry or *_______ definitive form by ________________ (the
"Transferor").

The Transferor*:

            [ ] has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Global Note held by the Depository a Note or Notes in definitive, registered form of authorized denominations in an aggregate principal amount equal to its beneficial interest in such Global Note (or the portion thereof indicated above); or

            [ ] has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.

            In connection with such request and in respect of each such Note, the Transferor does hereby certify that Transferor is familiar with the Indenture relating to the above captioned Notes and as provided in Section 2.06 of such Indenture, the transfer of this Note does not require registration under the Securities Act (as defined below) because:*

            [ ] Such Note is being acquired for the Transferor's own account, without transfer (in satisfaction of Section 2.06(a)(ii)(A) or Section 2.06(d)(i)(A) of the Indenture).

            [ ] Such Note is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act")) in reliance on Rule 144A (in satisfaction of Section 2.06(a)(ii)(B), Section 2.06(b)(A) or Section 2.06(d)(i) (B) of the Indenture) or pursuant to an exemption from registration in accordance with Rule 904 under the Securities Act (in satisfaction of Section 2.06(a)(ii)(B) or Section 2.06(d)(i)(B) of the Indenture.)

---------------
*Check applicable box.

            [ ] Such Note is being transferred in accordance with Rule 144 under the Securities Act, or pursuant to an effective registration statement under the Securities Act (in satisfaction of Section 2.06(a)(ii)(B) or Section 2.06(d)(i)(B) of the Indenture).

            [ ] Such Note is being transferred in reliance on and in compliance with an exemption from the registration requirements of the Securities Act, other than Rule 144A, 144 or Rule 904 under the Securities Act. An Opinion of Counsel to the effect that such transfer does not require registration under the Securities Act accompanies this Certificate (in satisfaction of Section 2.06(a)(ii)(C) or Section 2.06(d)(i)(C) of the Indenture).

                                    -------------------------------------------
                                    [INSERT NAME OF TRANSFEROR]


                                    By:
                                       ----------------------------------------


Date:
    ----------------





---------------
 *Check applicable box.

                                       2